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                                                         Fortis bond funds
                                                         semiannual report
                                                         January 31, 2000


                                                         Fortis Financial Group

FORTIS BOND FUNDS SEMIANNUAL REPORT

  CONTENTS

  LETTER TO SHAREHOLDERS                                          2

  SCHEDULES OF INVESTMENTS
     U.S. GOVERNMENT SECURITIES FUND                              5
     STRATEGIC INCOME FUND                                        7
     HIGH YIELD PORTFOLIO                                        11

  STATEMENTS OF ASSETS AND LIABILITIES                           15

  STATEMENTS OF OPERATIONS                                       16

  STATEMENTS OF CHANGES IN NET ASSETS
     U.S. GOVERNMENT SECURITIES FUND                             17
     STRATEGIC INCOME FUND                                       18
     HIGH YIELD PORTFOLIO                                        19

  NOTES TO FINANCIAL STATEMENTS                                  20

  BOARD OF DIRECTORS AND OFFICERS                                29

  OTHER PRODUCTS AND SERVICES                                    30

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services
 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past six months, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector or industry.

The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2000

                                                 CLASS A    CLASS B    CLASS C    CLASS E    CLASS H
                                                 -------    -------    -------    -------    -------
U.S. GOVERNMENT
  SECURITIES FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 8.96     $ 8.94     $ 8.93     $ 8.96     $ 8.94
  End of period..............................    $ 8.74     $ 8.71     $ 8.70     $ 8.73     $ 8.71

DISTRIBUTIONS PER SHARE
  From net investment income.................    $ .242     $ .210     $ .210     $ .254     $ .210

STRATEGIC INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 9.14     $ 9.14     $ 9.15         --     $ 9.14
  End of period..............................    $ 8.98     $ 8.98     $ 8.99         --     $ 8.98

DISTRIBUTIONS PER SHARE
  From net investment income.................    $ .347     $ .311     $ .312         --     $ .312

HIGH YIELD PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 6.67     $ 6.67     $ 6.66         --     $ 6.66
  End of period..............................    $ 6.45     $ 6.45     $ 6.44         --     $ 6.45

DISTRIBUTIONS PER SHARE
  From net investment income.................    $ .280     $ .256     $ .256         --     $ .256

PORTFOLIO COMPOSITION BY SECTOR AS OF 1/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FNMA's                            46.5%
FHLMC's                           16.2%
Other Direct Federal Obligations  12.5%
U.S. Treasury Securities          10.9%
Cash Equivalents/Receivables       7.4%
GNMA's                             6.5%

TOP 10 HOLDINGS AS OF 1/31/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Federal Home Loan Bank (7.31%) 2004                    11.1%
 2.  FNMA (6.00%) 2008                                       9.1%
 3.  FHLMC (5.00%) 2004                                      9.1%
 4.  U.S. Treasury Bond (8.00%) 2021                         5.4%
 5.  FHLMC (6.25%) 2004                                      3.6%
 6.  U.S. Treasury Note Inflation-protection (3.625%)
     2008                                                    2.7%
 7.  FNMA (7.50%) 2027                                       2.6%
 8.  FNMA (7.184%) 2006                                      2.5%
 9.  FNMA (7.00%) 2030                                       2.4%
10.  FNMA (6.50%) 2013                                       2.2%

CLASS A, B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                               Since
                                                    1 Year   Inception+
-----------------------------------------------------------------------
Class A shares#                                      -2.95%    +6.33%
Class A shares##                                     -7.32%    +5.40%
Class B shares#                                      -3.69%    +5.52%
Class B shares##                                     -6.97%    +5.39%
Class C shares#                                      -3.69%    +5.50%
Class C shares##                                     -4.61%    +5.50%
Class H shares#                                      -3.69%    +5.52%
Class H shares##                                     -6.97%    +5.39%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, E and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class E and A have a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without sales charge.
 ##  With sales charge. Assumes redemption on January 31, 2000.
  +  Since November 14, 1994 -- Date shares were first offered to the public

YOUR U.S. GOVERNMENT SECURITIES FUND

MANAGED WITH A DISCIPLINED, CONSISTENT INVESTMENT APPROACH, THIS FUND IS DESIGNED TO SEEK A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME, BY FOCUSING ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND MORTGAGE-BACKED SECURITIES.

The economy closed out the millenium in grand style, posting a 5.75% annual GDP rate for the second half of the year -- the highest two-quarter growth rate of the current 9-year economic expansion. This growth was particularly impressive given the rise in interest rates that occurred during the six month period. Long rates rose another 0.40%, with the 30-Year U.S. Treasury yielding 6.50%. Short rates rose even more, with 2-Year U.S. Treasury yields rising almost 1.00% to 6.59%.

The rise in rates and the inversion in the yield curve (rates of shorter maturities exceeding those of longer maturities) was primarily the result of the Federal Reserve's pre-emptive monetary policy. Despite benign inflation data (the December reading for Core CPI was 1.9% Year-Over-Year vs. 2.1% six months ago), the Fed has raised the Fed Funds rate 0.75% since July, including a .25% increase in February, 2000. Citing strong consumer demand, a diminishing pool of available workers, and rising equity prices, the Fed has made it clear that it will raise rates further if necessary to slow economic growth to its 3.0-3.5% target.

Yield premiums for Mortgage Backed Securities (MBS) and Agency Debentures were virtually unchanged from July to January. They did, however, rise significantly toward the end of the third quarter, when the market anticipated greater issuance prior to Y2K. We added to our Non-Treasury investments overweight modestly at that time, taking advantage of the cheapening in both premium MBS and Agency Debentures. In addition, we repositioned the portfolio across the yield curve. Since we anticipated that tightening monetary policy would place the short end of the yield curve under continuous upward pressure and that long term rates would become not only less sensitive to short rate increases, but also be likely to stabilize or decline, we structured the portfolio to benefit from this circumstance. Accordingly, we reduced our exposure to the 3-7 year maturity range and increased the short term and long term (10+years) components, while maintaining a constant duration. This structure is commonly referred to as a barbell in bond portfolio management vernacular. A portfolio so structured gains the benefit of avoiding the part of the yield curve which suffers the most damage in a flattening yield curve. Finally, with the exception of some minor short-term tactical extensions, we remained duration neutral to our benchmark. For the six months ended January 31, 2000, the portfolio returned 0.23% for Class A shares before sales charge, which compares to 0.61% for the Lehman Intermediate Government Index. The Lehman Intermediate Government Index has a duration that is approximately 1.5 years shorter than the portfolio's proprietary benchmark, and should perform much better in a rising rate environment.

Going forward, we expect that the Fed will raise short-term interest rates at least two more times in the first half of the year. We also expect the curve to remain inverted, as the Treasury starts retiring outstanding long term debt as part of its recently announced buyback program. Longer term, we believe that the Fed will successfully slow the economy to its non-inflationary growth rate, and that long interest rates will move back below 6%. As long as the market perceives that the Fed is in a tightening mode, however, we will remain cautious about the direction of interest rates.

Sincerely,

/s/ Dean C. Kopperud                         /s/ Howard G. Hudson
--------------------                         --------------------
Dean C. Kopperud                             Howard G. Hudson
President                                    Vice President

VALUE OF $10,000 INVESTED FEBRUARY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                LEHMAN BROTHERS              U.S. GOVERNMENT
            INTERMEDIATE GOVERNMENT
                          Index ***                  Securities Fund
2/1/90                       10,000                            9,550
91                           11,138                           10,731
92                           12,459                           11,819
93                           13,701                           12,985
94                           14,694                           13,995
95                           14,529                           13,270
96                           16,495                           15,214
97                           17,086                           15,671
98                           18,575                           17,237
99                           19,980                           18,532
00                           19,912                           18,013
                                     U.S. GOVERNMENT SECURITIES FUND
                                         AVERAGE ANNUAL TOTAL RETURN
                                                              1 YEAR  5 YEAR  10 YEAR
CLASS E *                                                     -7.18%  +5.33%   +6.06%
CLASS E **                                                    -2.80%  +6.30%   +6.55%

                        Annual period ended January 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of government bonds with an average maturity of eight to nine years.

PORTFOLIO COMPOSITION BY SECTOR AS OF 1/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Bonds - Investment Grade        28.7%
Corporate Bonds - Non-investment Grade  26.0%
Foreign Bonds - Non-investment Grade    15.2%
Corporate Bonds - Investment Grade       9.9%
Cash Equivalents/Receivables             9.3%
FNMAs                                    5.7%
U.S. Treasury Securities                 3.2%
Asset Backed Securities                  2.0%

TOP 10 HOLDINGS AS OF 1/31/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  News America Holdings (8.875%) 2023                     2.1%
 2.  Malaysia (8.75%) 2009                                   2.1%
 3.  360 Communications ALLTEL Corp. (7.50%) 2006            2.0%
 4.  United Pan-Europe Communications (11.25%) 2009          2.0%
 5.  PTC International Finance II S.A (11.25%) 2009          2.0%
 6.  Poland (Republic of) (7.125%) 2004                      2.0%
 7.  Corp Andina de Fomento (7.10%) 2003                     2.0%
 8.  J.P. Morgan Commercial Mortgage Finance Corp.
     (7.48%) 2028                                            2.0%
 9.  YPF Sociedad Anonima (7.25%) 2003                       2.0%
10.  Sony Corp. (6.125%) 2003                                2.0%

CLASS B, C AND H TOTAL RETURNS

                                                       Since
                                           1 Year    Inception+
---------------------------------------------------------------
Class B shares #                           -1.82%      +1.03%
Class B shares ##                          -5.10%      -0.05%
Class C shares #                           -1.64%      +1.10%
Class C shares ##                          -2.56%      +1.10%
Class H shares #                           -1.81%      +1.05%
Class H shares ##                          -5.09%      -0.03%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without CDSC.
 ##  With CDSC. Assumes redemption on January 31, 2000.
  +  Since December 1, 1997 -- Date shares were first offered to the public

YOUR STRATEGIC INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE IS TO MAXIMIZE TOTAL RETURN (FROM CURRENT INCOME AND CAPITAL APPRECIATION) BY PRIMARILY INVESTING IN A DIVERSIFIED PORTFOLIO OF U.S. GOVERNMENT SECURITIES, INVESTMENT AND NON-INVESTMENT GRADE BONDS ISSUED BY FOREIGN GOVERNMENTS AND COMPANIES, AND NON-INVESTMENT GRADE BONDS ISSUED BY U.S. COMPANIES.

The six-month period ended January 31, 2000, saw a continuation of the upward trend in interest rates. Consecutive quarters of 5+ percent GDP growth, tight labor markets, and rising oil prices all contributed to the rise in rates, as 30-Year Treasury yields rose from 6.10% to 6.50%. 2-Year yields rose even more, from 5.62% to 6.59%, as the Federal Reserve raised the Fed Funds rate 0.50% since our last correspondence (the Fed raised rates another 0.25% to 6.00% prior to this mailing.)

The yield premiums on Non-Treasury issues increased through the summer, peaking in mid-September on fears of increased issuance prior to Y2K. We took advantage of the spread widening, adding almost 4% (to 41.2%) to our Non-Investment Grade securities exposure. This helped the portfolio's performance, as issuance was much lower than expected and yield premiums have fallen significantly since then. We also selectively increased our foreign holdings. We currently have almost 44% in non-U.S. exposure, as we believe that the global recovery, especially in Latin America, is now on a more solid footing. In terms of interest rate exposure, we remained duration neutral to our benchmark for the last six-months. Despite the absence of inflation, we recognized that the Fed would continue to be pre-emptive, and felt this would prevent an appreciable drop in the level of rates. For the six month period ended January 31, 2000, the fund produced a 2.07% return for Class A shares before sales charge, compared to 0.66% for the Lehman Aggregate, and 1.40% average return of the fund's competition as defined by Morningstar.

Going forward, we believe that technology-driven productivity gains will prevent a marked increase in inflation, and that current rates will prove to be attractive over the long term. However, until the Fed raises short rates enough to slow the economy to its 3.0%-3.5% GDP target, we will remain cautious on interest rates. Furthermore, as the Fed engineers an economic "soft landing", we expect yield premiums on non-Treasury securities to continue to drift lower. Finally, we anticipate that the yield curve will remain inverted (rates on shorter maturity Treasuries exceed those of longer maturity Treasuries.) The combination of the Fed raising short rates and the Treasury shortening the maturity of its outstanding debt through a buyback program, the supply/demand dynamics favor the long end of the Treasury curve.

Sincerely,

/s/ Dean C. Kopperud                                          /s/ Howard G. Hudson
Dean C. Kopperud                                              Howard G. Hudson
President                                                     Vice President

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LEHMAN BROTHERS        STRATEGIC INCOME FUND  SALOMON BROTHERS
           AGGREGATE BOND INDEX***           CLASS A          WORLD INDEX****
12/1/97                       10,000                  9,550             10,000
98                            10,230                  9,801             10,067
99                            11,056                 10,001             11,390
0                             10,852                  9,894             10,771
               STRATEGIC INCOME FUND
         AVERAGE ANNUAL TOTAL RETURN
                                                                         SINCE
                                                     1 YEAR  DECEMBER 1, 1997@
                            CLASS A*                 -5.52%             -0.37%
                           CLASS A**                 -1.06%             +1.77%

                        Annual period ended January 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.
**** An unmanaged index of world government bonds with maturities of at least one year.
  @  Date shares were first offered to the public.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 01/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications                  25.2%
Other                               19.2%
Cable Television                    17.3%
Broadcasting                         6.7%
Entertainment                        6.2%
Telephone Services                   4.9%
Automobile and Motor Vehicle Parts   4.2%
Chemicals                            3.6%
Health Care Services                 3.5%
Printing                             3.5%
Cash Equivalents/Receivable          3.2%
Waste Disposal                       2.5%

TOP 10 HOLDINGS AS OF 1/31/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  United Pan-Europe Communication, (11.25%) 2009          2.6%
 2.  Splitrock Services, Inc. (11.75%) 2008                  2.4%
 3.  ITC Deltacom, Inc. (11.00%) 2007                        2.3%
 4.  Williams Communications Group, Inc. (10.875%) 2009      2.2%
 5.  United International Holdings (12.31%) 2008             2.0%
 6.  Isle of Capri Casinos (8.75%) 2009                      1.9%
 7.  Olympus Communication L.P. (10.625%) 2006               1.9%
 8.  Argosy Gaming Co. (10.75%) 2009                         1.9%
 9.  Young Broadcasting Corp. (11.75%) 2004                  1.8%
10.  Charter Communications Holdings LLC (9.92%) 2011        1.8%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year    Inception+
---------------------------------------------------------------
Class B shares #                           -0.43%      +5.53%
Class B shares ##                          -3.70%      +5.43%
Class C shares #                           -0.28%      +5.51%
Class C shares ##                          -1.20%      +5.51%
Class H shares #                           -0.28%      +5.53%
Class H shares ##                          -3.56%      +5.43%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without CDSC.
 ##  With CDSC. Assumes redemption on January 31, 2000.
  +  Since November 14, 1994 -- Date shares were first offered to the public

YOUR HIGH YIELD PORTFOLIO

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELDING BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

REVIEW

The six-month period ended January 31, 2000, was a challenging period for the fixed income markets. By mid-year 1999 the financial markets had largely concluded the healing process which began in the aftermath of a global financial crisis in 1998. In the fourth quarter of 1998, the Federal Reserve cut interest rates three times and added liquidity to the financial system. These emergency measures helped stabilize the high yield market early in 1999, and set the stage for a potential recovery to more normal levels. However, attempts by the bond market to move higher were short-lived as the Federal Reserve reversed course mid-year 1999 and started raising rates again. Since investor confidence had been restored and a global recovery appeared underway, the Federal Reserve tightened monetary policy to preemptively deter inflation. Despite a significant increase in interest rates during the second half of 1999, the portfolio returned 0.94% for Class A shares before sales charge, outperforming the average high yield fund return of 0.34%, according to Lipper Analytic Services, the Lehman Brothers High Yield Index return of -0.64% and the Chase Securities Global High Yield Index return of 0.03%.

By the second half of 1999, corporate issuers and investors alike began to focus on calendar year-end and the potential implications of "Y2K". Corporations sought to provide for year-end funding needs in advance, creating a temporary bulge in supply, while investors sought incremental safety in their investment portfolios. The downward pressure exerted by these trends caused a decline in high yield bond prices, which offset the interest income earned during the period. The net effect was a flat second half for the high yield market.

The Fund's performance for the six-months ended January 31, 2000, was enhanced by its heavy exposure to top-performing sectors such as cable, communications and media. The Fund's performance was held back by our holdings in higher-quality bonds, which tend to be more interest rate sensitive and, therefore generally under-perform when interest rates climb higher. Our minimal exposure to bonds rated CCC or below also helped the fund as a rising market default rate caused lower rated issues to underperform.

Outlook: For the coming year, we expect the US economy to decelerate, in part due to the drag on the economy caused by higher short-term interest rates. While the economy is strong and resilient, the labor markets are tight, natural resource prices are firming and wages are creeping upward. This will likely cause the Federal Reserve to continue to raise short-term interest rates, moderately slowing the economy but preventing excesses from building up in the nation's economic and financial systems. Our Fund is well positioned for such an environment with a high quality bias and a focus on industry sectors that tend to generate stable cash flows. In view of the recent increase in bond yields, we feel the high yield market represents good fundamental value and offers investors the potential for attractive returns.

Sincerely,

/s/ Dean C. Kopperud                                          /s/ Howard G. Hudson
Dean C. Kopperud                                              Howard G. Hudson
President                                                     Vice President

VALUE OF $10,000 INVESTED FEBRUARY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LEHMAN BROTHERS        HIGH YIELD PORTFOLIO
            HIGH YIELD INDEX***            CLASS A
2/1/90                       10,000                 9,550
91                            9,493                 8,300
92                           13,982                13,180
93                           16,089                14,997
94                           18,708                18,332
95                           18,367                17,332
96                           21,976                19,656
97                           24,282                21,640
98                           27,605                23,884
99                           28,034                23,763
00                           28,162                23,831
         HIGH YIELD PORTFOLIO CLASS
                                  A
        AVERAGE ANNUAL TOTAL RETURN
                                                   1 YEAR  5 YEAR  10 YEAR
                           CLASS A*                -4.22%  +5.60%   +9.07%
                          CLASS A**                +0.29%  +6.58%   +9.58%

                        Annual period ended January 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
***  An unmanaged index of lower quality, high yield corporate debt securities.

FORTIS BOND FUNDS
U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
January 31, 2000 (Unaudited)

U.S. GOVERNMENT SECURITIES-92.61%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (a)      Value (b)
   -----------                                                  ------------   ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION -
                16.24%
                MORTGAGE BACKED SECURITIES:
   $2,216,789   8.00% 2001-2002..............................   $  2,272,209   $  2,225,372
    1,295,244   9.00% 2001-2022..............................      1,374,370      1,338,894
       67,411   10.50% 2015..................................         72,488         71,807
      171,505   11.25% 2013-2014.............................        183,125        184,517
      390,797   11.50% 2015-2019.............................        423,134        423,523
      407,599   11.75% 2010-2014.............................        448,943        443,965
       97,508   12.50% 2019..................................        104,002        107,989
                                                                ------------   ------------
                                                                   4,878,271      4,796,067
                                                                ------------   ------------
                NOTES:
   25,450,000   5.00% 2004...................................     23,676,302     23,546,238
    4,900,000   5.75% 2008...................................      4,422,538      4,424,940
    9,825,000   6.25% 2004...................................      9,521,506      9,460,217
                                                                ------------   ------------
                                                                  37,620,346     37,431,395
                                                                ------------   ------------
                TOTAL FEDERAL HOME LOAN MORTGAGE
                  CORPORATION................................     42,498,617     42,227,462
                                                                ------------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -
                46.55%
                MORTGAGE BACKED SECURITIES:
    2,964,157   5.835% 2008..................................      2,996,282      2,668,168
    2,389,493   5.85% 2009...................................      2,389,915      2,149,681
   15,227,510   6.00% 2014-2029..............................     14,664,435     14,115,124
    1,435,902   6.01% 2009...................................      1,462,661      1,305,515
    2,920,683   6.36% 2008...................................      2,916,732      2,735,681
    4,584,644   6.48% 2008...................................      4,623,464      4,325,781
   32,585,011   6.50% 2013-2029..............................     32,009,482     30,600,850
    1,420,086   6.54% 2007...................................      1,442,390      1,344,411
    1,914,369   6.63% 2005...................................      1,959,817      1,842,240
   12,078,117   7.00% 2003-2030 (e)..........................     11,732,927     11,552,110
    6,613,556   7.184% 2006..................................      6,541,633      6,504,387
   10,381,849   7.50% 2027-2030 (e)..........................     10,508,841     10,129,585
      382,117   8.00% 2025...................................        365,757        381,188
      441,935   8.50% 2022...................................        462,487        449,837
       48,621   9.00% 2020...................................         48,150         50,290
      577,980   9.75% 2020...................................        623,496        607,898
      500,253   10.00% 2020..................................        545,745        530,462
      440,011   10.50% 2012-2018.............................        478,637        468,060
      150,705   10.75% 2013..................................        155,226        161,556
    1,314,360   11.00% 2015-2020.............................      1,426,845      1,412,144
      242,220   11.25% 2013..................................        254,331        262,876
       83,993   11.50% 2015..................................         89,696         91,025
      156,529   12.00% 2011-2016.............................        166,708        171,709
      358,022   12.50% 2015..................................        400,322        400,876
                                                                ------------   ------------
                                                                  98,265,979     94,261,454
                                                                ------------   ------------
                NOTES:
   25,720,000   6.00% 2008...................................     23,628,902     23,601,469
    3,150,000   6.70% 2002...................................      3,182,300      3,129,311
                                                                ------------   ------------
                                                                  26,811,202     26,730,780
                                                                ------------   ------------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................    125,077,181    120,992,234
                                                                ------------   ------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                6.45%
                MORTGAGE BACKED SECURITIES:
    5,822,968   7.00% 2024...................................      5,747,545      5,540,647
    1,546,088   8.00% 2017-2022..............................      1,578,336      1,542,509
    1,155,046   9.00% 2022...................................      1,192,585      1,200,473
    7,770,767   9.50% 2016-2019..............................      8,131,659      8,190,910

FORTIS BOND FUNDS
U.S. GOVERNMENT SECURITIES FUND (CONTINUED)
Schedule of Investments
January 31, 2000 (Unaudited)

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (a)      Value (b)
   -----------                                                  ------------   ------------
   $  278,852   11.00% 2015-2018.............................   $    300,303   $    304,367
                                                                ------------   ------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION................................     16,950,428     16,778,906
                                                                ------------   ------------
                OTHER DIRECT FEDERAL OBLIGATIONS - 12.48%
                FEDERAL HOME LOAN BANK:
    2,325,000   6.625% 2007..................................      2,397,731      2,233,109
    1,500,000   6.995% 2007..................................      1,580,623      1,475,522
   28,650,000   7.31% 2004...................................     28,568,056     28,728,013
                                                                ------------   ------------
                TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......     32,546,410     32,436,644
                                                                ------------   ------------
                U.S. TREASURY SECURITIES - 10.89%
                BONDS:
   15,500,000   6.96% Zero Coupon Strip 2019 (d).............      4,217,237      4,535,750
   12,100,000   8.00% 2021...................................     13,634,255     13,911,225
                                                                ------------   ------------
                                                                  17,851,492     18,446,975
                                                                ------------   ------------
                NOTES:
    7,292,110   3.625% Inflation-protection 2008 (f).........      6,922,880      6,957,132
    1,400,000   5.50% 2003...................................      1,380,162      1,350,563
    1,600,000   6.125% 2007..................................      1,598,915      1,541,501
                                                                ------------   ------------
                                                                   9,901,957      9,849,196
                                                                ------------   ------------
                TOTAL U.S. TREASURY SECURITIES...............     27,753,449     28,296,171
                                                                ------------   ------------
                TOTAL U.S. GOVERNMENT SECURITIES.............   $244,826,085   $240,731,417
                                                                ============   ============

SHORT-TERM INVESTMENTS-6.74%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (b)
   -----------                                                  ------------
                INVESTMENT COMPANY-4.05%
   $10,525,350  First American Treasury Obligations Fund,
                  Current rate -- 5.04%......................   $ 10,525,350
                                                                ------------
                U.S. GOVERNMENT AGENCY-1.92%
    1,000,000   Federal National Mortgage Association, 5.46%,
                  2-2-2000...................................        999,701
    4,000,000   Federal Home Loan Mortgage Corp., 5.61%,
                  2-15-2000..................................      3,990,800
                                                                ------------
                                                                   4,990,501
                                                                ------------
                U.S. OTHER DIRECT FEDERAL OBLIGATIONS-0.77%
    2,000,000   Federal Home Loan Bank, 5.49%, 2-11-2000.....      1,996,700
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     17,512,551
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $262,338,636)(A)...........................   $258,243,968
                                                                ============

 (a) At January 31, 2000, the cost of securities for federal income tax purposes was $262,434,824 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $    983,259
Unrealized depreciation.....................................    (5,174,115)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (4,190,856)
--------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.
 (e) The cost of securities purchased on a when-issued basis at January 31, 2000, was $9,660,969.
 (f) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

FORTIS BOND FUNDS
STRATEGIC INCOME FUND
Schedule of Investments
January 31, 2000 (Unaudited)

ASSET BACKED SECURITIES-1.98%
--------------------------------------------------------------------------------

                                                               Standard
   Principal                                                   & Poor's                     Market
    Amount                                                      Rating       Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              COMMERCIAL LOANS-1.98%
   $500,000   J.P. Morgan Commercial Mortgage Finance
                Corp., 7.48% Variable Rate Ser 1997-C4
                Class B 12-26-2028 -- UNITED STATES........   AA            $  524,748    $   486,870
                                                                            -----------   -----------

CORPORATE BONDS-INVESTMENT GRADE-38.65%
--------------------------------------------------------------------------------

                                                               Standard
   Principal                                                   & Poor's                     Market
    Amount                                                      Rating       Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              AIRLINES-0.99%
   $250,000   Delta Air Lines, Inc., 7.70% Note
                12-15-2005 -- UNITED STATES (f)............   BBB-          $  249,430    $   243,176
                                                                            -----------   -----------
              BANKS-6.71%
    250,000   ABN Amro Bank N.V., 7.55% Global Note
                6-28-2006 -- UNITED STATES.................   AA-              251,593        247,465
    250,000   Banco Santiago S.A., 7.00% Yankee Sub Note
                7-18-2007 -- CHILE.........................   BBB              248,053        223,117
    500,000   Bank Austria AG, 7.25% Sub Note 2-15-2017 --
                AUSTRIA (f)................................   AA+              519,680        464,550
    500,000   Dresdner Funding Trust I, 8.151% Note
                6-30-2031 -- UNITED STATES (d).............   A+               500,000        468,231
    250,000   LB Baden-Wuerttemberg, 7.625% Yankee Sub Note
                2-1-2023 -- GERMANY........................   AAA              281,833        244,156
                                                                            -----------   -----------
                                                                             1,801,159      1,647,519
                                                                            -----------   -----------
              CAPTIVE AUTO FINANCE-0.96%
    250,000   Toyota Motor Credit, 5.625% Global Note
                11-13-2003 -- UNITED STATES................   AAA              249,682        234,893
                                                                            -----------   -----------
              ELECTRONIC-MISCELLANEOUS-1.97%
    500,000   Sony Corp., 6.125% Global Bond 3-4-2003 --
                JAPAN......................................   A+               499,308        483,481
                                                                            -----------   -----------
              FINANCIAL SERVICES-1.00%
    250,000   Newcourt Credit Group, 7.125% Bond Ser A
                12-17-2003 -- CANADA.......................   A+               249,477        244,918
                                                                            -----------   -----------
              FOREIGN-GOVERNMENT AGENCIES-0.98%
    250,000   Korea Development Bank, 7.125% Global Note
                4-22-2004 -- KOREA.........................   BBB              248,418        240,017
                                                                            -----------   -----------
              FOREIGN-GOVERNMENT-7.79%
    250,000   British Columbia (Province of), 6.50% Yankee
                Bond 1-15-2026 -- CANADA...................   AA-              255,800        221,042
    500,000   Generalitat de Catalunya, 6.25% Yankee Bond
                12-15-2018 -- SPAIN........................   AA-              498,467        428,598
    250,000   Korea (Republic of), 8.875% Global Bond
                4-15-2008 -- KOREA.........................   BBB              262,783        257,812
    500,000   Malaysia, 8.75% Global Bond 6-1-2009 --
                MALAYSIA...................................   BBB              496,498        514,865
    500,000   Poland (Republic of), 7.125% Yankee Note
                7-1-2004 -- POLAND.........................   BBB              500,819        490,000
                                                                            -----------   -----------
                                                                             2,014,367      1,912,317
                                                                            -----------   -----------
              INDUSTRIAL-0.86%
    250,000   Tyco International Group S.A., 6.875% Yankee
                Bond 1-15-2029 -- LUXEMBOURG...............   A-               252,225        211,175
                                                                            -----------   -----------
              MEDIA-2.12%
    500,000   News America Holdings, 8.875% Deb
                4-26-2023 -- UNITED STATES.................   BBB-             574,126        520,939
                                                                            -----------   -----------
              NATURAL GAS TRANSMISSIONS-1.85%
    500,000   Trans-Canada Pipelines Ltd., 6.49% Yankee
                Bond 1-21-2009 -- CANADA...................   A-               503,321        453,145
                                                                            -----------   -----------
              OIL-CRUDE PETROLEUM AND GAS-3.81%
    500,000   Saga Petroleum ASA, 7.25% Yankee Deb
                9-23-2027 -- NORWAY........................   A                508,343        450,251
    500,000   YPF Sociedad Anonima, 7.25% Yankee Sr Note
                3-15-2003 -- ARGENTINA.....................   BBB-             499,470        485,375
                                                                            -----------   -----------
                                                                             1,007,813        935,626
                                                                            -----------   -----------
              OIL-EQUIPMENT WELLS AND SERVICES-1.76%
    500,000   Petroleum Geo-Services ASA, 7.125% Yankee Sr
                Note 3-30-2028 -- NORWAY...................   BBB              498,578        431,699
                                                                            -----------   -----------
              SUPRA-NATIONAL-1.98%
    500,000   Corp Andina de Fomento, 7.10% Yankee Bond
                2-1-2003 -- VENEZUELA......................   A                501,627        487,139
                                                                            -----------   -----------

FORTIS BOND FUNDS
STRATEGIC INCOME FUND (CONTINUED)
Schedule of Investments
January 31, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                               Standard
   Principal                                                   & Poor's                     Market
    Amount                                                      Rating       Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              TELECOMMUNICATIONS-3.06%
   $500,000   360 Communications ALLTEL Corp., 7.50% Sr
                Note 3-1-2006 -- UNITED STATES.............   A             $  517,154    $   497,794
    250,000   Telecom Argentina Stet - France Telecom S.A.,
                9.75% Note 7-12-2001 -- ARGENTINA (d)......   BBB-             249,768        252,500
                                                                            -----------   -----------
                                                                               766,922        750,294
                                                                            -----------   -----------
              TELEPHONE SERVICES-0.95%
    250,000   Telecomunicaciones de Puerto Rico, 6.65% Note
                5-15-2006 -- UNITED STATES.................   BBB              249,915        233,871
                                                                            -----------   -----------
              UTILITIES-ELECTRIC-1.86%
    500,000   Empresa Nacional de Electricidad S.A., 7.325%
                Yankee Bond 2-1-2037 -- CHILE..............   A-               497,131        456,201
                                                                            -----------   -----------
              TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $10,163,499   $ 9,486,410
                                                                            ===========   ===========

CORPORATE BONDS-NON-INVESTMENT GRADE-41.19%
--------------------------------------------------------------------------------

                                                               Standard
   Principal                                                   & Poor's                     Market
    Amount                                                      Rating       Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-2.01%
   $250,000   Holley Performance Products, Inc., 12.25% Sr
                Note 9-15-2007 -- UNITED STATES (f)........   B+            $  242,590    $   237,812
    250,000   Tenneco Automotive, Inc., 11.625% Sr Sub Note
                10-15-2009 -- UNITED STATES (f)............   B+               250,647        255,312
                                                                            -----------   -----------
                                                                               493,237        493,124
                                                                            -----------   -----------
              BANKS-1.01%
    250,000   Sovereign Bancorp, 10.25% Sr Note
                5-15-2004 -- UNITED STATES.................   BB+              250,000        247,500
                                                                            -----------   -----------
              BEVERAGE-1.01%
    250,000   Coca-Cola Femsa S.A., 8.95% Yankee Note
                11-1-2006 -- MEXICO........................   BB+              253,456        248,750
                                                                            -----------   -----------
              BROADCASTING-1.88%
    250,000   Grupo Televisa S.A., 11.27% Sr Disc Note
                5-15-2008 (Zero coupon through 5-15-2001,
                thereafter 13.25%) -- MEXICO (e)...........   BB               225,804        233,750
    250,000   Sinclair Broadcast Group, Inc., 9.00% Sr Sub
                Note 7-15-2007 -- UNITED STATES............   B                250,964        227,500
                                                                            -----------   -----------
                                                                               476,768        461,250
                                                                            -----------   -----------
              BUILDING EQUIPMENT-0.41%
    100,000   Better Minerals & Aggregates, 13.00% Sr Sub
                Note 9-15-2009 -- UNITED STATES (f)........   B-               100,319        100,000
                                                                            -----------   -----------
              BUSINESS SERVICES-1.05%
    250,000   Avis Rent A Car, Inc., 11.00% Sr Sub Note
                5-1-2009 -- UNITED STATES..................   BB-              251,314        257,812
                                                                            -----------   -----------
              CABLE TELEVISION-5.17%
    500,000   Charter Communications Holdings LLC, 9.92% Sr
                Disc Note 4-1-2011 (Zero coupon through
                4-1-2004, thereafter 9.92%) -- UNITED
                STATES (e).................................   B+               337,402        291,875
    250,000   Telewest Communication plc, 8.62% Sr Disc
                Note 4-15-2009 (Zero coupon until
                4-15-2004, thereafter 9.25%) -- UNITED
                KINGDOM (e)(f).............................   B+               179,083        150,625
    500,000   United International Holdings, 10.53% Sr Disc
                Note 2-15-2008 (Zero coupon through
                2-15-2003, thereafter 10.75%) -- UNITED
                STATES (e).................................   B-               373,123        330,000
    500,000   United Pan-Europe Communications, 11.25% Sr
                Note 11-1-2009 -- NETHERLANDS (f)..........   B                497,540        496,250
                                                                            -----------   -----------
                                                                             1,387,148      1,268,750
                                                                            -----------   -----------
              CHEMICALS-1.01%
    250,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                Ser B 5-1-2007 -- UNITED STATES............   BB               251,429        247,187
                                                                            -----------   -----------
              ENTERTAINMENT-1.75%
    250,000   Circus Circus (Mandalay Resort Group), 7.625%
                Sr Sub Deb 7-15-2013 -- UNITED STATES......   BB+              215,294        206,875
    250,000   Isle of Capri Casinos, 8.75% Sr Sub Note
                4-15-2009 -- UNITED STATES.................   B                223,860        223,750
                                                                            -----------   -----------
                                                                               439,154        430,625
                                                                            -----------   -----------
              FOREIGN-GOVERNMENT-6.15%
    250,000   Argentina (Republic of), 11.375% Global Bond
                1-30-2017 -- ARGENTINA.....................   BB               282,203        237,500
    250,000   Brazil (Republic of), 10.125% Global Bond
                5-15-2027 -- BRAZIL........................   B+               251,235        193,750

--------------------------------------------------------------------------------

                                                               Standard
   Principal                                                   & Poor's                     Market
    Amount                                                      Rating       Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
   $250,000   Brazil (Republic of), 11.625% Global Bond
                4-15-2004 -- BRAZIL........................   B+            $  247,950    $   239,000
    250,000   Panama (Republic of), 8.875% Global Bond
                9-30-2027 -- PANAMA........................   BB+              247,538        205,000
    500,000   United Mexican States, 6.25% Secured Note Ser
                W-B 12-31-2019 -- MEXICO...................   BB               379,728        386,927
    250,000   United Mexican States, 9.875% Global Bond
                1-15-2007 -- MEXICO........................   BB               261,423        247,750
                                                                            -----------   -----------
                                                                             1,670,077      1,509,927
                                                                            -----------   -----------
              HEALTH CARE SERVICES-0.85%
    125,000   Concentra Operating Corp., 13.00% Sr Sub Note
                8-15-2009 -- UNITED STATES (f).............   B-               125,537        106,250
    100,000   Unilab Finance Corp., 12.75% Sr Sub Note
                10-1-2009 -- UNITED STATES (f).............   B-                97,711        101,500
                                                                            -----------   -----------
                                                                               223,248        207,750
                                                                            -----------   -----------
              METALS-MINING AND MISCELLANEOUS-1.00%
    250,000   AK Steel Corp., 9.125% Sr Note 12-15-2006 --
                UNITED STATES..............................   BB               250,572        245,000
                                                                            -----------   -----------
              OIL-CRUDE PETROLEUM AND GAS-1.00%
    250,000   Swift Energy Co., 10.25% Sr Sub Note
                8-1-2009 -- UNITED STATES..................   B-               252,788        245,000
                                                                            -----------   -----------
              PAPER-1.02%
    250,000   Packaging Corp. of America, 9.625% Sr Sub
                Note 4-1-2009 -- UNITED STATES.............   B                257,577        250,938
                                                                            -----------   -----------
              RETAIL-GROCERY-2.03%
    250,000   Big V Supermarkets, Inc., 11.00% Sr Sub Note
                Ser B 2-15-2004 -- UNITED STATES...........   B-               257,689        245,313
    250,000   Stater Brothers Holdings, 10.75% Sr Note
                8-15-2006 -- UNITED STATES.................   B+               251,341        252,500
                                                                            -----------   -----------
                                                                               509,030        497,813
                                                                            -----------   -----------
              TELECOMMUNICATIONS-9.87%
    250,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                11-15-2009 -- UNITED STATES (f)............   BB               246,720        241,250
    250,000   Intermedia Communications, Inc., 8.50% Sr
                Note Ser B 1-15-2008 -- UNITED STATES......   B                250,000        225,000
    250,000   McLeodUSA, Inc., 8.125% Sr Note 2-15-2009 --
                UNITED STATES..............................   B+               250,000        225,000
    250,000   Microcell Telecommunications, Inc., 12.52% Sr
                Disc Note 6-1-2006 (Zero coupon through
                12-1-2001, thereafter 14.00%) -- CANADA
                (e)........................................   B3*              209,675        222,500
    250,000   Nextlink Communications, 12.125% Sr Disc Note
                12-1-2009 (Zero coupon through 12-1-2004,
                thereafter 12.125%) -- UNITED STATES
                (e)(f).....................................   B                141,905        141,250
    350,000   Nuevo Grupo Iusacell S.A. de C.V., 14.25% Sr
                Note 12-1-2006 -- MEXICO (d)...............   B+               353,608        367,500
    500,000   PTC International Finance II S.A., 11.25% Sr
                Sub Note 12-1-2009 -- LUXEMBOURG (d).......   B+               493,633        495,000
    250,000   RCN Corp., 10.125% Sr Note 1-15-2010 --
                UNITED STATES..............................   B-               250,212        243,125
    250,000   Splitrock Services, Inc., 11.75% Sr Sub Note
                Ser B 7-15-2008 -- UNITED STATES...........   NR               251,779        264,375
                                                                            -----------   -----------
                                                                             2,447,532      2,425,000
                                                                            -----------   -----------
              TELEPHONE SERVICES-2.97%
    250,000   Alaska Communications SY, 9.375% Sr Sub Note
                5-15-2009 -- UNITED STATES.................   B+               251,360        239,063
    250,000   Level 3 Communications, Inc., 9.125% Sr Note
                5-1-2008 -- UNITED STATES..................   B                249,408        231,875
    250,000   Williams Communications Group, Inc., 10.875%
                Sr Note 10-1-2009 -- UNITED STATES.........   BB-              248,876        257,500
                                                                            -----------   -----------
                                                                               749,644        728,438
                                                                            -----------   -----------
              UTILITIES-ELECTRIC-1.00%
    250,000   AES Corp., 9.50% Sr Note 6-1-2009 -- UNITED
                STATES.....................................   BB               251,543        246,875
                                                                            -----------   -----------
              TOTAL CORPORATE BONDS - NON-INVESTMENT
                GRADE......................................                 $10,514,836   $10,111,739
                                                                            ===========   ===========

U.S. GOVERNMENT SECURITIES-8.88%
--------------------------------------------------------------------------------

    Principal                                                                    Market
      Amount                                                      Cost (a)      Value (b)
   ------------                                                  -----------   -----------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.67%
                 MORTGAGE BACKED SECURITIES:
   $    486,356  6.30% 2008...................................   $  486,914    $   454,014
        259,324  6.48% 2008...................................      261,519        244,681
        489,685  6.54% 2007...................................      497,376        463,590

FORTIS BOND FUNDS
STRATEGIC INCOME FUND (CONTINUED)
Schedule of Investments
January 31, 2000 (Unaudited)

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                    Market
      Amount                                                      Cost (a)      Value (b)
   ------------                                                  -----------   -----------
   $    239,296  6.63% 2005...................................   $  244,977    $   230,280
                                                                 -----------   -----------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................    1,490,786      1,392,565
                                                                 -----------   -----------
                 U.S. TREASURY SECURITIES - 3.21%
                 NOTES:
        350,000  4.75% 2008...................................      304,607        304,610
        350,000  6.125% 2007..................................      349,763        337,203
                                                                 -----------   -----------
                                                                    654,370        641,813
                                                                 -----------   -----------
                 STRIPS:
        500,000  7.00% Zero Coupon Strip 2019 (e).............      134,982        146,315
                                                                 -----------   -----------
                 TOTAL U.S. TREASURY SECURITIES...............      789,352        788,128
                                                                 -----------   -----------
                 TOTAL U.S. GOVERNMENT SECURITIES.............    2,280,138      2,180,693
                                                                 ===========   ===========
                 TOTAL LONG-TERM INVESTMENTS..................   $23,483,221   $22,265,712
                                                                 ===========   ===========

SHORT-TERM INVESTMENTS - 6.54%
--------------------------------------------------------------------------------

    Principal                                                      Market
      Amount                                                      Value (b)
   ------------                                                  -----------
                 BANK-2.56%
   $    627,810  U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit,
                   Current rate - 5.62%.......................   $   627,810
                                                                 -----------
                 DIVERSIFIED FINANCE-1.95%
        478,000  Associates Corp., Master Variable Rate Note,
                   Current rate -- 5.43%......................       478,000
                                                                 -----------
                 U.S. GOVERNMENT AGENCY-2.03%
        500,000  Federal National Mortgage Association, 5.46%,
                   2-2-2000...................................       499,851
                                                                 -----------
                 TOTAL SHORT-TERM INVESTMENTS.................     1,605,661
                                                                 ===========
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $25,088,882) (A)...........................   $23,871,373
                                                                 ===========

 (a) At January 31, 2000, the cost of securities for federal income tax purposes was $25,088,882 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $    112,994
Unrealized depreciation.....................................    (1,330,503)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (1,217,509)
--------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.68% of total net assets in investment grade securities and 15.17% of total net assets in non-investment grade securities.
 (d) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired                 Shares/Par  Security                                  Cost Basis
---------------                 ----------  --------                                  ----------
1999                             500,000    Dresdner Funding Trust I due 2031 - 144A      $ 500,000
1999                             350,000    Nuevo Grupo Iusacell S.A. de C.V. due
                                              2006 - 144A                                   353,608
1999                             500,000    PTC International Finance II S.A. due
                                              2009 - 144A                                   493,633
1999                             250,000    Telecom Argentina Stet due 2001 - 144A          249,768

    The aggregate value of these securities at January 31, 2000, was $1,583,231, which represents 6.45% of total net assets.
 (e) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (f) Securities sold within the terms of a private placement memorandum, exempt form registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at January 31, 2000, was $2,537,975, which represents 10.34% of total net assets.
  * Moody's Rating

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO
Schedule of Investments
January 31, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-93.90%
--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                       Market
     Amount                                                       Rating        Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                APPAREL-1.58%
   $2,500,000   Hosiery Corp. of America, Inc., 13.75% Sr Sub
                  Note 8-1-2002..............................   B-            $  2,604,216   $  2,600,000
                                                                              ------------   ------------
                AUTOMOBILE AND MOTOR VEHICLE PARTS-4.15%
    1,500,000   Dura Operating Corp., 9.00% Sr Sub Note
                  5-1-2009...................................   B                1,508,639      1,383,750
    2,250,000   Hayes Lemmerz International, Inc., 8.25% Sr
                  Sub Note 12-15-2008........................   B                2,267,805      1,985,625
    1,750,000   Holley Performance Products, Inc., 12.25% Sr
                  Note 9-15-2007 (g).........................   B+               1,698,127      1,664,687
    1,750,000   Tenneco Automotive, Inc., 11.625% Sr Sub Note
                  10-15-2009 (g).............................   B+               1,754,527      1,787,187
                                                                              ------------   ------------
                                                                                 7,229,098      6,821,249
                                                                              ------------   ------------
                BANKS-1.21%
    2,000,000   Sovereign Bancorp, 10.50% Sr Note
                  11-15-2006.................................   BB+              2,000,000      1,990,000
                                                                              ------------   ------------
                BROADCASTING-6.65%
      750,000   Ackerley Group, Inc., 9.00% Sr Sub Note
                  1-15-2009..................................   B                  750,000        710,625
    2,000,000   Grupo Televisa S.A., 11.27% Sr Disc Note
                  5-15-2008 (Zero coupon through 5-15-2001,
                  thereafter 13.25%) (f).....................   BB               1,806,435      1,870,000
    1,000,000   Shop at Home, Inc., 11.00% Sr Secured Note
                  4-1-2005...................................   B                1,000,000      1,000,000
    3,000,000   Sinclair Broadcasting Group, Inc., 10.00% Sr
                  Sub Note 9-30-2005.........................   B                3,078,379      2,917,500
    1,500,000   Spanish Broadcasting Systems, 9.625% Sr Sub
                  Note 11-1-2009.............................   B-               1,497,749      1,455,000
    2,885,000   Young Broadcasting Corp., 11.75% Sr Sub Note
                  11-15-2004.................................   B                3,090,815      2,967,944
                                                                              ------------   ------------
                                                                                11,223,378     10,921,069
                                                                              ------------   ------------
                BUILDING EQUIPMENT-1.22%
    2,000,000   Better Minerals & Aggregates, 13.00% Sr Sub
                  Note 9-15-2009 (g).........................   B-               2,006,373      2,000,000
                                                                              ------------   ------------
                BUSINESS SERVICES-1.26%
    2,000,000   Avis Rent A Car, Inc., 11.00% Sr Sub Note
                  5-1-2009...................................   BB-              2,010,573      2,062,500
                                                                              ------------   ------------
                CABLE TELEVISION-17.32%
    3,000,000   Adelphia Communications, 9.375% Sr Note
                  11-15-2009.................................   B+               2,976,430      2,850,000
   10,117,492   Australis Media Ltd., 14.00% Sr Disc Note
                  5-15-2003 (Zero coupon through 5-15-2000,
                  thereafter 15.75%)(with warrants)(a)
                  (e)(f).....................................   D                7,594,969            101
    2,500,000   Century Communications Corp., 8.875% Sr Note
                  1-15-2007..................................   BB-              2,568,452      2,356,250
    5,000,000   Charter Communications Holdings LLC, 9.92% Sr
                  Disc Note 4-1-2011 (Zero coupon through
                  4-1-2004, thereafter 9.92%) (f)............   B+               3,374,020      2,918,750
    1,000,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                  5-15-2016..................................   BB-              1,014,083      1,107,500
    2,000,000   Galaxy Telecom L.P., 12.375% Sr Sub Note
                  10-1-2005..................................   B-               2,151,902      2,105,000
    1,000,000   Insight Midwest, 9.75% Sr Note 10-1-2009
                  (g)........................................   B+               1,002,612        997,500
      500,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
                  2-15-2011..................................   B+                 450,744        428,750
    2,000,000   Mediacom LLC/Capital Corp., 8.50% Sr Note
                  4-15-2008..................................   B+               2,000,000      1,820,000
    3,000,000   Olympus Communication L.P., 10.625% Sr Note
                  11-15-2006.................................   B+               3,000,000      3,105,000
    2,500,000   Telewest Communication plc, 9.16% Sr Disc
                  Note 4-15-2009 (Zero coupon through
                  4-15-2004, thereafter 9.25%) (f)(g)........   B+               1,725,923      1,506,250
    5,000,000   United International Holdings, 12.31% Sr Disc
                  Note 2-15-2008 (Zero coupon through
                  2-15-2003, thereafter 10.75%) (f)..........   B-               3,345,711      3,300,000
    4,250,000   United Pan-Europe Communications, 11.25% Sr
                  Note 11-1-2009 (g).........................   B                4,229,092      4,218,125
    3,250,000   United Pan-Europe Communications, 13.75% Sr
                  Disc Note 2-1-2010 (Zero coupon through
                  8-1-2005, thereafter 13.75%) (e)(f)........   B                1,672,732      1,730,625
                                                                              ------------   ------------
                                                                                37,106,670     28,443,851
                                                                              ------------   ------------
                CHEMICALS-3.62%
    1,750,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                  Ser B 5-1-2007.............................   BB               1,743,452      1,730,312
    2,500,000   NL Industries, Inc., 11.75% Sr Secured Note
                  10-15-2003.................................   B                2,699,567      2,575,000
    4,000,000   Trans-Resources, Inc., 11.93% Sr Disc Note
                  3-15-2008 (Zero coupon through 3-15-03,
                  thereafter 12.00%) (f).....................   B-               2,795,630      1,640,000
                                                                              ------------   ------------
                                                                                 7,238,649      5,945,312
                                                                              ------------   ------------
                CONSUMER GOODS-1.17%
    1,250,000   Chattem, Inc., 12.75% Sr Sub Note Ser B
                  6-15-2004..................................   B-               1,251,419      1,325,000
      250,000   Scotts Co., 8.625% Sr. Sub Note 1-15-2009
                  (g)........................................   B+                 250,000        235,000
      375,000   Windmere-Durable Holdings, 10.00% Sr Sub Note
                  7-31-2008..................................   B-                 375,000        365,625
                                                                              ------------   ------------
                                                                                 1,876,419      1,925,625
                                                                              ------------   ------------

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO (CONTINUED)
Schedule of Investments
January 31, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                       Market
     Amount                                                       Rating        Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                ENTERTAINMENT-6.20%
   $3,000,000   Argosy Gaming Co., 10.75% Sr Sub Note
                  6-1-2009...................................   B             $  3,016,585   $  3,097,500
    1,500,000   Circus Circus (Mandalay Resort Group), 7.625%
                  Sr Sub Deb 7-15-2013.......................   BB+              1,291,764      1,241,250
      750,000   Florida Panthers Holdings, 9.875% Sr Sub Note
                  4-15-2009..................................   B-                 754,700        693,750
    3,500,000   Isle of Capri Casinos, 8.75% Sr Sub Note
                  4-15-2009..................................   B                3,519,697      3,132,500
    2,000,000   Station Casinos, Inc., 10.125% Sr Sub Note
                  3-15-2006..................................   B+               2,004,845      2,015,000
                                                                              ------------   ------------
                                                                                10,587,591     10,180,000
                                                                              ------------   ------------
                FOOD-MISCELLANEOUS-0.97%
      750,000   Agrilink Foods, Inc., 11.875% Sr Sub Note
                  11-1-2008..................................   B-                 750,000        736,875
    1,250,000   Fresh Foods, Inc., 10.75% Sr Sub Note
                  6-1-2006...................................   B                1,250,000        850,000
                                                                              ------------   ------------
                                                                                 2,000,000      1,586,875
                                                                              ------------   ------------
                FOREIGN-GOVERNMENT-0.47%
    1,000,000   United Mexican States, 6.25% Secured Note Ser
                  W-B 12-31-2019.............................   BB                 759,457        773,853
                                                                              ------------   ------------
                FOREST PRODUCTS-0.91%
    1,500,000   Stone Container Corp., 9.875% Sr Note
                  2-1-2001...................................   B                1,511,735      1,500,000
                                                                              ------------   ------------
                HEALTH CARE SERVICES-3.45%
      500,000   Concentra Operating Corp., 13.00% Sr Sub Note
                  8-15-2009 (g)..............................   B-                 502,147        425,000
    2,000,000   Tenet Healthcare Corp., 8.625% Sr Sub Note
                  1-15-2007..................................   BB-              2,058,805      1,910,000
    1,750,000   Triad Hospitals Holdings, 11.00% Sr Sub Note
                  5-15 -2009.................................   B-               1,767,014      1,811,250
    1,500,000   Unilab Finance Corp., 12.75% Sr Sub Note
                  10-1-2009 (g)..............................   B-               1,484,531      1,522,500
                                                                              ------------   ------------
                                                                                 5,812,497      5,668,750
                                                                              ------------   ------------
                METALS-MINING AND MISCELLANEOUS-0.45%
      750,000   AK Steel Corp., 9.125% Sr Note 12-15-2006....   BB                 751,717        735,000
                                                                              ------------   ------------
                OIL-CRUDE PETROLEUM AND GAS-0.90%
      500,000   Ocean Energy, Inc., 8.875% Sr Sub Note Ser B
                  7-15-2007..................................   BB-                500,411        490,000
    1,000,000   Swift Energy Co., 10.25% Sr Sub Note
                  8-1-2009...................................   B-               1,008,766        980,000
                                                                              ------------   ------------
                                                                                 1,509,177      1,470,000
                                                                              ------------   ------------
                OIL-OFFSHORE DRILLING-1.45%
    2,250,000   RBF Finance Co., 11.375% Sr Secured Note
                  3-15-2009..................................   BB-              2,267,256      2,385,000
                                                                              ------------   ------------
                PAPER-1.22%
    2,000,000   Packaging Corp. of America, 9.625% Sr Sub
                  Note 4-1-2009..............................   B                2,012,937      2,007,500
                                                                              ------------   ------------
                PRINTING-3.50%
    1,500,000   Cadmus Communication Corp., 9.75% Sr Sub Note
                  6-1-2009...................................   B                1,507,915      1,455,000
    1,500,000   Day International Group, Inc., 11.125% Sr
                  Note 6-1-2005..............................   B                1,610,902      1,524,375
    2,250,000   Mail-Well Corp., 8.75% Sr Sub Note
                  12-15-2008.................................   B+               2,268,628      2,058,750
      750,000   Phoenix Color Corp., 10.375% Sr Sub Note
                  2-1-2009...................................   B-                 756,243        716,250
                                                                              ------------   ------------
                                                                                 6,143,688      5,754,375
                                                                              ------------   ------------
                RESTAURANTS AND FRANCHISING-1.10%
    1,750,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009 (g)...   BB-              1,726,920      1,798,125
                                                                              ------------   ------------
                RETAIL-DISCOUNT STORES-0.93%
    1,750,000   Kmart Corp., 7.95% Deb 2-1-2023..............   BB+              1,534,015      1,527,955
                                                                              ------------   ------------
                RETAIL-GROCERY-0.92%
    1,500,000   Stater Brothers Holdings, 10.75% Sr Note
                  8-15-2006..................................   B+               1,508,045      1,515,000
                                                                              ------------   ------------
                TECHNOLOGY-1.22%
    2,000,000   Fairchild Semiconductor, 10.375% Sr Sub Note
                  10-1-2007..................................   B                2,038,017      2,005,000
                                                                              ------------   ------------
                TELECOMMUNICATIONS-23.54%
    1,250,000   Covad Communications Group, 12.00% Sr Note
                  2-15-2010 (e)..............................   B-               1,250,116      1,256,250
    1,500,000   Focal Communications Corp., 11.875% Sr Note
                  01-15-2010 (e).............................   B                1,489,989      1,541,250
    3,000,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                  11-15-2009 (g).............................   BB               2,960,643      2,895,000
    3,500,000   GST Network Funding, Inc., 15.24% Sr Disc
                  Note 5-1-2008 (Zero coupon through
                  5-1-2003, thereafter 10.50%) (f)...........   NR               1,856,738      1,933,750
    1,500,000   Hermes Europe Railtel B.V., 10.375% Sr Note
                  1-15-2009..................................   B                1,500,000      1,436,250
    2,500,000   Hyperion Telecommunications, 12.25% Sr Note
                  Ser B 9-1-2004.............................   BB-              2,650,164      2,662,500
    3,000,000   Intermedia Communications, Inc., 8.50% Sr
                  Note Ser B 1-15-2008.......................   B                3,015,566      2,700,000

--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                       Market
     Amount                                                       Rating        Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   $2,000,000   Intermedia Communications, Inc., 9.03% Sr
                  Disc Note 7-15-2007 (Zero coupon through
                  7-15-2002, thereafter 11.25%) (f)..........   B             $  1,681,828   $  1,515,000
    3,625,000   ITC Deltacom, Inc., 11.00% Sr Note
                  6-1-2007...................................   B                4,034,581      3,779,063
      750,000   McLeodUSA, Inc., 8.125% Sr Note 2-15-2009....   B+                 754,925        675,000
    1,000,000   Metromedia Fiber Network, Inc., 10.00% Sr
                  Note 12-15-2009............................   B+                 993,817      1,002,500
    1,500,000   Metromedia Fiber Network, Inc., 10.00% Sr
                  Note Ser B 11-15-2008......................   B+               1,514,643      1,503,750
    2,000,000   Nextel Communications, Inc., 9.375% Sr Note
                  11-15-2009 (e).............................   B                1,987,830      1,922,500
    2,750,000   Nextlink Communications, 10.50% Sr Note
                  12-1-2009 (g)..............................   B                2,754,505      2,750,000
    2,000,000   Nextlink Communications, 12.125% Sr Disc Note
                  12-1-2009 (Zero coupon through 12-1-2004,
                  thereafter 12.125%) (f)(g).................   B                1,135,242      1,130,000
    1,750,000   NTL Communications Corp., 12.375% Sr Note
                  10-1-2008 (Zero coupon through 10-1-2003,
                  thereafter 12.375% (f).....................   B-               1,146,338      1,194,375
      750,000   Nuevo Grupo Iusacell S.A. de C.V., 14.25% Sr
                  Note 12-1-2006 (e).........................   B+                 777,060        787,500
    1,400,000   Omnipoint Corp., 11.625% Sr Note Ser A
                  8-15-2006..................................   CCC+             1,368,513      1,491,000
    1,750,000   PSInet, Inc., 11.00% Sr Note 8-1-2009........   B-               1,778,038      1,793,750
      750,000   RCN Corp., 10.125% Sr Note 1-15-2010.........   B-                 750,637        729,375
    3,750,000   Splitrock Services, Inc., 11.75% Sr Sub Note
                  Ser B 7-15-2008............................   NR               3,714,233      3,965,625
                                                                              ------------   ------------
                                                                                39,115,406     38,664,438
                                                                              ------------   ------------
                TELEPHONE SERVICES-4.86%
    2,000,000   Level 3 Communications, Inc., 9.125% Sr Note
                  5-1-2008...................................   B                1,844,613      1,855,000
    4,000,000   Telecorp PCS, Inc., 11.625% Sr Sub Note
                  4-15-2009 (Zero coupon through 4-15-2004,
                  thereafter 11.625%) (f)....................   NR               2,512,214      2,530,000
    3,500,000   Williams Communications Group, Inc., 10.875%
                  Sr Note 10-1-2009..........................   BB-              3,484,263      3,605,000
                                                                              ------------   ------------
                                                                                 7,841,090      7,990,000
                                                                              ------------   ------------
                UTILITIES-ELECTRIC-1.11%
    2,000,000   AES Corp., 8.50% Sr Sub Note 11-1-2007.......   BB               2,046,740      1,820,000
                                                                              ------------   ------------
                WASTE DISPOSAL-2.52%
    2,000,000   IT Group, Inc., 11.25% Sr Sub Note
                  4-1-2009...................................   B+               2,016,820      1,910,000
    2,125,000   Norcal Waste Systems, Inc., 13.50% Increasing
                  Rate Sr Note 11-15-2005....................   BB-              2,125,000      2,236,563
                                                                              ------------   ------------
                                                                                 4,141,820      4,146,563
                                                                              ------------   ------------
                TOTAL CORPORATE BONDS - NON-INVESTMENT
                  GRADE......................................                 $166,603,484   $154,238,040
                                                                              ============   ============

PREFERRED STOCKS-0.95%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               OIL-REFINING-0.95%
   1,611,000   R&B Falcon Corp., 13.875% Cumm. Preferred
                 5-1-2009 (Dividend is payable in kind).....   $  1,469,793   $  1,563,781
                                                               ------------   ------------

COMMON STOCKS AND WARRANTS-1.94%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            APPAREL-0.03%
   1,250    Hosiery Corp. of America, Inc. Class A (a)
              (e)........................................   $     21,150   $     50,000
                                                            ------------   ------------
            CABLE TELEVISION-0.00%
   7,500    People's Choice T.V. Corp. (Warrants) (a)
              (e)........................................             78              1
   3,000    Wireless One, Inc. (Warrants)  (a) (e).......         23,493             30
                                                            ------------   ------------
                                                                  23,571             31
                                                            ------------   ------------
            OIL-REFINING-0.23%
   1,500    R & B Falcon Corp. (Warrants) (a) (g)........        141,450        375,000
                                                            ------------   ------------

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO (CONTINUED)
Schedule of Investments
January 31, 2000 (Unaudited)

COMMON STOCKS AND WARRANTS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            PUBLISHING-0.00%
   5,542    Marvel Enterprises, Inc.
              Class A (Warrants) (a).....................   $    380,277   $      2,078
   9,387    Marvel Enterprises, Inc.
              Class C (Warrants) (a).....................      1,288,210          2,347
                                                            ------------   ------------
                                                               1,668,487          4,425
                                                            ------------   ------------
            TELECOMMUNICATIONS-1.68%
   1,000    Adelphia Business Solutions,
              Inc. (Warrants) (a) (e)....................         20,000        175,000
   6,600    Clearnet Communications,
              Inc. (Warrants) (a) (e)....................         76,725        161,455
   63,759   e.spire Communications,
              Inc. (Warrants) (a)........................        618,165        673,454
     750    Highwaymaster Communications,
              Inc. (Warrants) (a) (e)....................         13,125         11,250
   12,800   Powertel, Inc. (Warrants) (a) (e)............         94,118      1,001,715
   3,750    Splitrock Service (Warrants) (a).............         46,195        731,719
                                                            ------------   ------------
                                                                 868,328      2,754,593
                                                            ------------   ------------
            TOTAL COMMON STOCKS AND WARRANTS.............      2,722,986      3,184,049
                                                            ============   ============
            TOTAL LONG-TERM INVESTMENTS..................   $170,796,263   $158,985,870
                                                            ============   ============

SHORT-TERM INVESTMENTS-0.76%
--------------------------------------------------------------------------------

   Principal                                                     Market
    Amount                                                     Value (c)
   ---------                                                  ------------
              BANKS-0.26%
   $429,021   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 5.62%........   $    429,021
                                                              ------------
              DIVERSIFIED FINANCE-0.50%
    819,000   Associates Corp. Master Variable Rate Note,
                Current rate -- 5.43%......................        819,000
                                                              ------------
              TOTAL SHORT-TERM INVESTMENTS.................   $  1,248,021
                                                              ------------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $172,044,284)(B)...........................   $160,233,891
                                                              ============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At January 31, 2000, the cost of securities for federal income tax purposes was $172,044,284 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $4,275,853
Unrealized depreciation.....................................  (16,086,246)
------------------------------------------------------------------------
Net unrealized depreciation.................................  $(11,810,393)
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.50% of net assets as of January 31, 2000.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired         Shares/Par          Security                                                             Cost Basis
---------------         ----------          --------                                                             ----------
1999                         1,000          Adelphia Business Solutions, Inc. (Warrants)                         $   20,000
1996-1997               10,117,492          Australis Media Ltd. (with warrants) due 2003                         7,594,969
1996                         6,600          Clearnet Communications, Inc. (Warrants) - 144A                          76,725
1999                     1,250,000          Covad Communications Group due 2010 - 144A                            1,250,116
2000                     1,500,000          Focal Communications Corp. due 2010 - 144A                            1,489,989
1997                           750          Highwaymaster Communications, Inc. (Warrants) - 144A                     13,125
1994                         1,250          Hosiery Corp. of America, Inc. Class A - 144A                            21,150
1999                     2,000,000          Nextel Communications, Inc. due 2009 - 144A                           1,987,830
2000                       750,000          Nuevo Grupo Iusacell S.A. de C.V. due 2006 - 144A                       777,060
1997                         7,500          People's Choice T.V. Corp. (Warrants)                                        78
1997                        12,800          Powertel, Inc. (Warrants)                                                94,118
1998                         3,750          Splitrock Service (Warrants)                                             46,195
2000                     3,250,000          United Pan-Europe Communications due 2010 - 144A                      1,672,732
1996                         3,000          Wireless One, Inc. (Warrants)                                            23,493

    The aggregate value of these securities at January 31, 2000, was $9,369,396, which represents 5.70% of total net assets.
 (f) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (g) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at January 31, 2000, was $23,304,374, which represents 14.19% of total net assets.

FORTIS BOND FUNDS

Statements of Assets and Liabilities

(Unaudited)

January 31, 2000

--------------------------------------------------------------------------------

                                                    U.S. GOVERNMENT   STRATEGIC
                                                      SECURITIES       INCOME      HIGH YIELD
                                                         FUND           FUND       PORTFOLIO
                                                    ---------------   ---------    ---------
ASSETS:
  Investments in securities, as detailed in the
    accompanying schedules, at market (cost
    $262,338,636; $25,088,882; and $172,044,284;
    respectively) (Note 1)........................   $258,243,968    $23,871,373  $160,233,891
  Collateral for securities lending transactions
    (Note 1)......................................     35,468,218            --             --
  Receivables:
    Investment securities sold....................     10,180,258       205,000      1,026,750
    Interest and dividends........................      1,937,668       453,369      3,729,884
    Subscriptions of capital stock................             --         1,784         14,187
  Deferred registration costs (Note 1)............         31,141        26,369         21,100
  Deferred organizational costs (Note 1)..........             --        18,398             --
  Prepaid expenses................................          3,934         5,176          5,523
                                                     ------------    -----------  ------------
TOTAL ASSETS......................................    305,865,187    24,581,469    165,031,335
                                                     ------------    -----------  ------------
LIABILITIES:
  Cash portion of dividends payable...............        328,165         5,832        436,070
  Payable upon return of securities loaned (Note
    1)............................................     35,468,218            --             --
  Payable for investment securities purchased.....      9,660,969            --             --
  Redemptions of capital stock....................        252,967            --        191,584
  Payable for investment advisory and management
    fees (Note 2).................................        160,596        16,602        103,008
  Payable for distribution fees (Note 2)..........          3,011           819         11,276
  Accounts payable and accrued expenses...........         54,411        11,760         30,945
                                                     ------------    -----------  ------------
TOTAL LIABILITIES.................................     45,928,337        35,013        772,883
                                                     ------------    -----------  ------------
NET ASSETS:
  Net proceeds of capital stock, par value $.01
    per share-authorized 10,000,000,000,
    10,000,000,000, and 10,000,000,000 shares,
    respectively..................................    336,326,472    27,120,364    213,818,824
  Unrealized depreciation of investments..........     (4,094,668)   (1,217,509)   (11,810,393)
  Undistributed net investment income (excess of
    distribution over)............................        345,735       (15,820)       384,543
  Accumulated net realized loss from sale of
    investments...................................    (72,640,689)   (1,340,579)   (38,134,522)
                                                     ------------    -----------  ------------
TOTAL NET ASSETS..................................   $259,936,850    $24,546,456  $164,258,452
                                                     ============    ===========  ============
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of
  $45,075,256; $22,723,479; and $94,349,928;
  respectively and 5,159,665; 2,529,332; and
  14,634,026 shares outstanding; respectively)....          $8.74         $8.98          $6.45
                                                     ------------    -----------  ------------
Class B shares (based on net assets of $4,266,515;
  $801,337; and $19,119,639; respectively and
  489,698; 89,194; and 2,963,619 shares
  outstanding; respectively)......................          $8.71         $8.98          $6.45
                                                     ------------    -----------  ------------
Class C shares (based on net assets of $2,719,797;
  $205,905; and $5,218,008; respectively and
  312,654; 22,907; and 810,264 shares outstanding;
  respectively)...................................          $8.70         $8.99          $6.44
                                                     ------------    -----------  ------------
Class E shares (based on net assets of
  $198,610,273; $0; and $0; respectively and
  22,747,064; 0; and 0 shares outstanding;
  respectively)...................................          $8.73            --             --
                                                     ------------    -----------  ------------
Class H shares (based on net assets of $9,265,009;
  $815,735; and $45,570,877; respectively and
  1,063,831; 90,824; and 7,069,386 shares
  outstanding; respectively)......................          $8.71         $8.98          $6.45
                                                     ------------    -----------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Operations

(Unaudited)

For the Six-Month Period Ended January 31, 2000

--------------------------------------------------------------------------------

                                                    U.S. GOVERNMENT  STRATEGIC
                                                      SECURITIES       INCOME     HIGH YIELD
                                                         FUND           FUND      PORTFOLIO
                                                    ---------------  ---------    ---------
NET INVESTMENT INCOME:
  Income:
    Interest income...............................    $ 9,197,521    $1,044,005  $  9,210,420
    Dividend income...............................             --           --        109,797
    Fee income (Note 1)...........................         47,340           --             --
                                                      -----------    ----------  ------------
  Total income....................................      9,244,861    1,044,005      9,320,217
                                                      -----------    ----------  ------------
  Expenses:
    Investment advisory and management fees (Note
     2)...........................................      1,018,848       98,251        649,528
    Distribution fees (Class A) (Note 2)..........         59,088       28,373        175,832
    Distribution fees (Class B) (Note 2)..........         22,497        4,158        105,390
    Distribution fees (Class C) (Note 2)..........         15,026        1,090         28,476
    Distribution fees (Class H) (Note 2)..........         51,251        4,071        255,660
    Registration fees.............................         25,639       16,087         28,555
    Shareholders' notices and reports.............         36,699        2,696         23,226
    Legal and auditing fees (Note 2)..............         24,131        7,415         14,680
    Custodian fees................................          7,541        1,207          5,530
    Directors' fees and expenses..................          8,848          247          5,781
    Amortization of organization costs............             --        3,270             --
    Other.........................................         13,051          830          7,742
                                                      -----------    ----------  ------------
  Total expenses..................................      1,282,619      167,695      1,300,400
    Less reimbursable expenses (Note 2)...........             --      (25,503)            --
                                                      -----------    ----------  ------------
  Net Expenses....................................      1,282,619      142,192      1,300,400
                                                      -----------    ----------  ------------
NET INVESTMENT INCOME.............................      7,962,242      901,813      8,019,817
                                                      -----------    ----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (NOTE 1):
  Net realized loss from security transactions....     (7,362,301)    (534,609)   (12,158,017)
  Net change in unrealized appreciation of
    investments...................................        101,862      120,836      5,418,912
                                                      -----------    ----------  ------------
NET LOSS ON INVESTMENTS...........................     (7,260,439)    (413,773)    (6,739,105)
                                                      -----------    ----------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................    $   701,803    $ 488,040   $  1,280,712
                                                      ===========    ==========  ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Changes in Net Assets

U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                    FOR THE SIX-MONTH
                                                      PERIOD ENDED        FOR THE
                                                    JANUARY 31, 2000    YEAR ENDED
                                                       (UNAUDITED)     JULY 31, 1999
                                                    -----------------  -------------
OPERATIONS:
  Net investment income...........................    $  7,962,242     $ 18,144,211
  Net realized loss from security transactions....      (7,362,301)        (105,226)
  Net change in unrealized appreciation
    (depreciation) on investments in securities...         101,862      (12,599,430)
                                                      ------------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................         701,803        5,439,555
                                                      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.......................................      (1,273,917)      (2,622,563)
    Class B.......................................        (105,422)        (171,776)
    Class C.......................................         (70,598)         (88,599)
    Class E.......................................      (6,181,783)     (14,630,693)
    Class H.......................................        (240,118)        (470,692)
                                                      ------------     ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (7,871,838)     (17,984,323)
                                                      ------------     ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (634,890 and 1,796,539 shares)........       5,671,019       16,844,144
    Class B (47,614 and 289,195 shares)...........         422,228        2,689,827
    Class C (23,247 and 364,482 shares)...........         205,916        3,400,685
    Class E (260,195 and 3,851,023 shares)........       2,310,059       36,198,004
    Class H (146,803 and 466,452 shares)..........       1,306,437        4,370,480
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (107,803 and 208,031 shares)..........         957,219        1,941,525
    Class B (10,073 and 16,315 shares)............          89,211          151,529
    Class C (5,040 and 7,080 shares)..............          44,575           65,640
    Class E (502,739 and 1,176,290 shares)........       4,461,394       10,973,982
    Class H (20,648 and 37,302 shares)............         182,768          347,038
  Less cost of repurchase of shares
    Class A (1,080,815 and 2,142,693 shares)......      (9,622,521)     (20,065,742)
    Class B (93,983 and 120,086 shares)...........        (835,122)      (1,113,932)
    Class C (59,624 and 164,225 shares)...........        (525,879)      (1,540,025)
    Class E (6,379,838 and 7,313,196 shares)......     (56,740,082)     (68,212,077)
    Class H (251,855 and 521,603 shares)..........      (2,225,544)      (4,842,822)
                                                      ------------     ------------
NET DECREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................     (54,298,322)     (18,791,744)
                                                      ------------     ------------
TOTAL DECREASE IN NET ASSETS......................     (61,468,357)     (31,336,512)
NET ASSETS:
  Beginning of period.............................     321,405,207      352,741,719
                                                      ------------     ------------
  End of period (includes undistributed net
    investment income of $345,735 and $255,331,
    respectively).................................    $259,936,850     $321,405,207
                                                      ============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statement of Changes in Net Assets

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                                    FOR THE SIX-MONTH
                                                      PERIOD ENDED        FOR THE
                                                    JANUARY 31, 2000    YEAR ENDED
                                                       (UNAUDITED)     JULY 31, 1999
                                                    -----------------  -------------
OPERATIONS:
  Net investment income...........................     $   901,813      $ 1,503,583
  Net realized loss from security transactions....        (534,609)        (805,970)
  Net change in unrealized appreciation
    (depreciation) of investments in securities...         120,836       (1,391,995)
                                                       -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................         488,040         (694,382)
                                                       -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.......................................        (858,050)      (1,444,077)
    Class B.......................................         (28,223)         (32,866)
    Class C.......................................          (7,397)         (14,830)
    Class H.......................................         (27,649)         (28,844)
  From net realized gains on investments
    Class A.......................................              --          (29,418)
    Class B.......................................              --             (685)
    Class C.......................................              --             (384)
    Class H.......................................              --             (497)
                                                       -----------      -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............        (921,319)      (1,551,601)
                                                       -----------      -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (36,011 and 114,975 shares)...........         328,470        1,112,155
    Class B (5,908 and 56,479 shares).............          53,748          540,543
    Class C (4,030 and 27,407 shares).............          36,731          265,968
    Class H (18,664 and 65,798 shares)............         169,077          628,078
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (92,970 and 151,302 shares)...........         844,611        1,446,534
    Class B (2,511 and 2,681 shares)..............          22,813           25,499
    Class C (586 and 1,153 shares)................           5,327           11,040
    Class H (1,546 and 1,975 shares)..............          14,035           18,736
  Less cost of repurchase of shares
    Class A (28,060 and 68,638 shares)............        (255,433)        (657,349)
    Class B (8,323 and 9,643 shares)..............         (75,314)         (91,804)
    Class C (5,668 and 23,895 shares).............         (51,580)        (229,098)
    Class H (11,502 and 20,959 shares)............        (104,644)        (201,297)
                                                       -----------      -----------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................         987,841        2,869,005
                                                       -----------      -----------
TOTAL INCREASE IN NET ASSETS......................         554,562          623,022
NET ASSETS:
  Beginning of period.............................      23,991,894       23,368,872
                                                       -----------      -----------
  End of period (includes undistributed (excess of
    distributions over) net investment income of
    $(15,820) and $3,686, respectively)...........     $24,546,456      $23,991,894
                                                       ===========      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statement of Changes in Net Assets

HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                                    FOR THE SIX-MONTH
                                                      PERIOD ENDED        FOR THE
                                                    JANUARY 31, 2000    YEAR ENDED
                                                       (UNAUDITED)     JULY 31, 1999
                                                    -----------------  -------------
OPERATIONS:
  Net investment income...........................    $  8,019,817     $ 16,580,611
  Net realized loss from security transactions....     (12,158,017)     (15,531,738)
  Net change in unrealized appreciation
    (depreciation) of investments in securities...       5,418,912       (6,387,800)
                                                      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................       1,280,712       (5,338,927)
                                                      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.......................................      (4,267,824)      (9,110,376)
    Class B.......................................        (818,150)      (2,074,725)
    Class C.......................................        (221,567)        (553,768)
    Class H.......................................      (1,986,959)      (5,185,872)
                                                      ------------     ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (7,294,500)     (16,924,741)
                                                      ------------     ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,045,738 and 4,788,487 shares)......       6,827,469       33,406,189
    Class B (152,110 and 462,119 shares)..........         992,951        3,230,762
    Class C (51,798 and 179,698 shares)...........         336,842        1,249,109
    Class H (407,350 and 1,317,353 shares)........       2,661,757        9,207,091
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (462,319 and 845,799 shares)..........       3,009,595        5,832,807
    Class B (55,536 and 138,016 shares)...........         361,747          952,967
    Class C (29,451 and 65,909 shares)............         191,421          454,338
    Class H (141,137 and 354,183 shares)..........         918,843        2,444,094
  Less cost of repurchase of shares
    Class A (2,910,637 and 4,924,969 shares)......     (19,010,202)     (34,161,183)
    Class B (665,080 and 1,085,786 shares)........      (4,343,268)      (7,512,789)
    Class C (179,854 and 505,027 shares)..........      (1,172,404)      (3,489,086)
    Class H (1,945,538 and 2,988,963 shares)......     (12,708,904)     (20,684,500)
                                                      ------------     ------------
NET DECREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................     (21,934,153)      (9,070,201)
                                                      ------------     ------------
TOTAL DECREASE IN NET ASSETS......................     (27,947,941)     (31,333,869)
NET ASSETS:
  Beginning of period.............................     192,206,393      223,540,262
                                                      ------------     ------------
  End of period (includes undistributed (excess of
    distributions over) net investment income of
    $384,543 and ($340,774), respectively)........    $164,258,452     $192,206,393
                                                      ============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds are open-end, diversified management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. U.S. Government Securities Fund ("U.S. Government") and Strategic Income Fund are series of Fortis Income Portfolios, Inc. ("Fortis Income") and High Yield Portfolio ("High Yield") is an investment portfolio in Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). The investment objectives of each portfolio are as follows:

   - The objective of the U.S. Government Securities Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a level of current income consistent with prudent investment risk.

   - The objective of the Strategic Income Fund is to maximize total return (from current income and capital appreciation) by primarily investing in
     (a) U.S. Government securities, (b) investment and non-investment grade fixed income securities issued by foreign governments and companies, and
     (c) investment and non-investment grade fixed income securities issued by U.S. issuers, which, in the opinion of the portfolio's investment adviser, do not subject the fund to unreasonable investment risk.

   - The objective of the High Yield Portfolio is to maximize total return (from current income and capital appreciation) with a focus on high current income by investing primarily in a diversified portfolio of high yielding, fixed income securities which, in the opinion of the portfolio's investment adviser, do not subject the portfolio to unreasonable investment risk.

   The Articles of Incorporation of Fortis Income and Fortis Advantage permit the Board of Directors to create additional portfolios in the future.

   The funds offer Class A, Class B, Class C, Class E (for U.S. Government only) and Class H shares.

   The U.S. Government Fund and High Yield Portfolio began to issue multiple class shares effective November 14, 1994. The inception of Strategic Income Fund was November 10, 1997, and the commencement of operations was December 1, 1997. Class A and E shares are sold with a front-end sales charge. For U.S. Government Fund, Class E shares are only available to existing shareholders on November 14, 1994. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the Funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of January 31, 2000, U.S. Government Fund had entered into an outstanding when-issued or forward commitments of $9,660,969.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Fund and the Strategic Income Fund have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a "dollar roll".

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each fund amortizes original issue discount, long term bond premium, and market discount.

   For the period ended January 31, 2000, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                                      Cost of         Proceeds
                                                     Purchases       from Sales
   -----------------------------------------------------------------------------
   U.S. Government Securities Fund..............    $273,866,905    $341,130,485
   Strategic Income Fund........................       8,133,589       7,381,028
   High Yield Portfolio.........................      64,359,185      81,548,748

   LENDING OF PORTFOLIO SECURITIES: At January 31, 2000, securities valued at $34,618,658 were on loan to brokers from the U.S. Government Fund. For collateral, the Fund's custodian received

--------------------------------------------------------------------------------
   $35,468,218 in cash which is maintained in a separate account and invested by the custodian in short term investment vehicles. Fee income from securities lending amounted to $47,340 for the U.S. Government Fund for the period ended January 31, 2000. The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the Strategic Income Fund. These costs will be amortized over 60 months on a straight line basis, beginning December 1, 1997.

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

   For federal income tax purposes U.S. Government had a capital loss carryover of $64,894,291, Strategic Income had $805,970 and High Yield had $25,970,943 at July 31, 1999, which, if not offset by subsequent capital gains, will expire in 2002 through 2008 . It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: Distributions from net investment income are declared daily and paid monthly. The funds will generally make annual distributions of any realized capital gains as required by law. These income and capital gains distributions may be reinvested in additional shares of the fund at net asset value without any charge to the shareholder or payable in cash.

   ILLIQUID SECURITIES: At January 31, 2000, investments in securities for the Strategic Income Fund and High Yield Portfolio included issues that are illiquid. The funds currently limit investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at January 31, 2000, was $1,583,231 for Strategic Income and $9,369,396 for High Yield which represents 6.45% and 5.70% of net assets respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above.

   HIGH-YIELD DEBT SECURITIES: Although High Yield and Strategic Income have diversified portfolios, the funds have 93.90% and 41.19%, respectively, of total net assets invested in non-investment grade (high-yield) and comparable quality unrated high-yield securities. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower rated securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty of rising interest rates.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including the High Yield Portfolio have a revolving credit agreement with Norwest Bank Minnesota N. A., whereby the portfolio is permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the portfolio to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings will be at the borrowers' option of: 1) the Prime Index: 2) the Federal Funds rate plus a "Margin" of 37.5 basis points, or: 3) the Libor rate plus a "Margin" of 37.5 basis points. The Prime index is defined as the higher of; A) the rate that Norwest Bank Minnesota N.A. announces from time to time as its prime rate or
   B) the Federal Funds rate plus 50 basis points. Each portfolio pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The High Yield Portfolio had no borrowings outstanding during the six-month period ended January 31, 2000.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the funds. Investment advisory and management fees are computed at an annual rate of .8% of the first $50 million of average daily net assets and .7% of net assets in excess of $50 million for U.S. Government, Strategic Income, and High Yield. In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc., (the principal underwriter) distribution fees equal to .25% of average daily net

FORTIS BOND FUNDS

--------------------------------------------------------------------------------
   assets for Class A for U.S. Government and Strategic Income and .35% of average daily net assets for Class A of High Yield and 1% of average daily net assets of U.S. Government, Strategic Income, and High Yield classes B, C and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc., also received sales charges (paid by purchasers or redeemers of the fund's shares) as follows:

                                                    Class A    Class B    Class C    Class E    Class H
   -----------------------------------------------------------------------------------------------------
   U.S. Government Securities Fund                  $57,293    $ 2,749     $172      $21,689    $ 25,213
   Strategic Income Fund                              4,532        748       55           --       1,195
   High Yield Portfolio                              39,797     53,158      601           --     171,441

   Advisers has voluntarily undertaken to limit annual expenses for Strategic Income (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) commencing December 1, 1997, to 1.10% of average daily net assets for Class A, and 1.85% for Classes B, C, and H. During the period ended January 31, 2000, Advisers waived $25,503 of its advisory fee.
   For the period ended January 31, 2000, legal fees and expenses were paid to a law firm of which the secretary of the fund is a partner.

                                                    Amount
   -------------------------------------------------------
   U.S. Government Securities Fund                  $9,049
   Strategic Income Fund                               628
   High Yield Portfolio                              4,122

3. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                                          Class E
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES FUND          2000**       1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   8.96    $   9.30    $   9.16    $   8.87    $   9.02    $   9.03
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .25         .49         .52         .54         .60         .67
  Net realized and unrealized gain
    (losses) on
    investments.........................        (.23)       (.34)        .14         .32        (.15)       (.01)
                                            --------    --------    --------    --------    --------    --------
Total from operations...................         .02         .15         .66         .86         .45         .66
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.25)       (.49)       (.52)       (.54)       (.60)       (.67)
  Excess distributions of net realized
    gains...............................          --          --          --        (.03)         --          --
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.25)       (.49)       (.52)       (.57)       (.60)       (.67)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   8.73    $   8.96    $   9.30    $   9.16    $   8.87    $   9.02
                                            --------    --------    --------    --------    --------    --------
Total Return @..........................         .25%       1.56%       7.42%      10.07%       5.08%       7.71%
Net assets end of period (000s
  omitted)..............................    $198,610    $254,096    $285,060    $324,643    $388,006    $470,597
Ratio of expenses to average daily net
  assets................................         .80%*       .78%        .79%        .81%        .81%        .77%
Ratio of net investment income to
  average daily net assets..............        5.71%*      5.32%       5.62%       6.08%       6.59%       7.51%
Portfolio turnover rate.................         102%         75%        118%        161%         75%         76%

*     Annualized.
**    For the six-month period ended January 31, 2000.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                          Class A
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES FUND          2000**       1999        1998        1997        1996       1995+
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   8.96    $   9.30    $   9.16    $   8.87    $   9.02    $   8.63
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .25         .47         .50         .52         .58         .46
  Net realized and unrealized gain
    (losses) on
    investments.........................        (.23)       (.34)        .14         .32        (.15)        .39
                                            --------    --------    --------    --------    --------    --------
Total from operations...................         .02         .13         .64         .84         .43         .85
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.24)       (.47)       (.50)       (.52)       (.58)       (.46)
  Excess distributions of net realized
    gains...............................          --          --          --        (.03)         --          --
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.24)       (.47)       (.50)       (.55)       (.58)       (.46)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   8.74    $   8.96    $   9.30    $   9.16    $   8.87    $   9.02
                                            --------    --------    --------    --------    --------    --------
Total Return @..........................         .23%       1.30%       7.14%       9.77%       4.78%      10.07%
Net assets end of period (000s
  omitted)..............................    $ 45,075    $ 49,274    $ 52,439    $ 59,128    $ 67,707    $  4,909
Ratio of expenses to average daily net
  assets................................        1.05%*      1.03%       1.04%       1.06%       1.06%       1.02%*
Ratio of net investment income to
  average daily net assets..............        5.46%*      5.07%       5.37%       5.83%       6.34%       7.00%*
Portfolio turnover rate.................         102%         75%        118%        161%         75%         76%

                                                                          Class B
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES FUND          2000**       1999        1998        1997        1996       1995+
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   8.94    $   9.28    $   9.14    $   8.86    $   9.02    $   8.63
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .21         .40         .43         .46         .51         .41
  Net realized and unrealized gain
    (losses) on
    investments.........................        (.23)       (.34)        .14         .31        (.15)        .39
                                            --------    --------    --------    --------    --------    --------
Total from operations...................        (.02)        .06         .57         .77         .36         .80
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.21)       (.40)       (.43)       (.47)       (.52)       (.41)
  Excess distributions of net realized
    gains...............................          --          --          --        (.02)         --          --
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.21)       (.40)       (.43)       (.49)       (.52)       (.41)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   8.71    $   8.94    $   9.28    $   9.14    $   8.86    $   9.02
                                            --------    --------    --------    --------    --------    --------
Total Return @..........................        (.24)%       .53%       6.40%       8.95%       4.00%       9.47%
Net assets end of period (000s
  omitted)..............................    $  4,267    $  4,703    $  3,161    $  2,826    $  2,314    $    483
Ratio of expenses to average daily net
  assets................................        1.80%*      1.78%       1.79%       1.81%       1.81%       1.77%*
Ratio of net investment income to
  average daily net assets..............        4.71%*      4.32%       4.62%       5.08%       5.45%       6.24%*
Portfolio turnover rate.................         102%         75%        118%        161%         75%         76%

*     Annualized.
**    For the six-month period ended January 31, 2000.
+ For the period from November 14, 1994 (commencement of operations) to July 31, 1995.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS BOND FUNDS

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS (continued):

                                                                          Class C
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES FUND          2000**       1999        1998        1997        1996       1995+
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   8.93    $   9.27    $   9.13    $   8.85    $   9.01    $   8.63
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .21         .40         .43         .46         .51         .41
  Net realized and unrealized gain
    (losses) on
    investments.........................        (.23)       (.34)        .14         .31        (.15)        .38
                                            --------    --------    --------    --------    --------    --------
Total from operations...................        (.02)        .06         .57         .77         .36         .79
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.21)       (.40)       (.43)       (.47)       (.52)       (.41)
  Excess distributions of net realized
    gains...............................          --          --          --        (.02)         --          --
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.21)       (.40)       (.43)       (.49)       (.52)       (.41)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   8.70    $   8.93    $   9.27    $   9.13    $   8.85    $   9.01
                                            --------    --------    --------    --------    --------    --------
Total Return @..........................        (.24)%       .52%       6.41%       8.96%       4.00%       9.35%
Net assets end of period (000s
  omitted)..............................    $  2,720    $  3,071    $  1,267    $  1,444    $  1,057    $    326
Ratio of expenses to average daily net
  assets................................        1.80%*      1.78%       1.79%       1.81%       1.81%       1.77%*
Ratio of net investment income to
  average daily net assets..............        4.71%*      4.32%       4.62%       5.07%       5.59%       6.24%*
Portfolio turnover rate.................         102%         75%        118%        161%         75%         76%

                                                                          Class H
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES FUND          2000**       1999        1998        1997        1996       1995+
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   8.94    $   9.28    $   9.14    $   8.86    $   9.02    $   8.63
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .21         .40         .43         .46         .51         .41
  Net realized and unrealized gain
    (losses) on
    investments.........................        (.23)       (.34)        .14         .31        (.15)        .39
                                            --------    --------    --------    --------    --------    --------
Total from operations...................        (.02)        .06         .57         .77         .36         .80
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.21)       (.40)       (.43)       (.47)       (.52)       (.41)
  Excess distributions of net realized
    gains...............................          --          --          --        (.02)         --          --
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.21)       (.40)       (.43)       (.49)       (.52)       (.41)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   8.71    $   8.94    $   9.28    $   9.14    $   8.86    $   9.02
                                            --------    --------    --------    --------    --------    --------
Total Return @..........................        (.24)%       .53%       6.40%       8.94%       4.00%       9.47%
Net assets end of period (000s
  omitted)..............................    $  9,265    $ 10,262    $ 10,816    $ 10,637    $ 10,120    $  4,823
Ratio of expenses to average daily net
  assets................................        1.80%*      1.78%       1.79%       1.80%       1.81%       1.77%*
Ratio of net investment income to
  average daily net assets..............        4.71%*      4.32%       4.62%       5.08%       5.52%       6.24%*
Portfolio turnover rate.................         102%         75%        118%        161%         75%         76%

*     Annualized.
**    For the six-month period ended January 31, 2000.
+ For the period from November 14, 1994 (commencement of operations) to July 31, 1995.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                        Class A
                                            --------------------------------
                                                  Year Ended July 31,
                                            --------------------------------
         STRATEGIC INCOME FUND               2000**       1999       1998+
----------------------------------------------------------------------------
Net asset value, beginning of period....    $   9.14    $  10.05    $  10.00
                                            --------    --------    --------
Operations:
  Investment income - net...............         .35         .61         .42
  Net realized and unrealized gain
    (loss) on
    investments.........................        (.16)       (.89)        .05
                                            --------    --------    --------
Total from operations...................         .19        (.28)        .47
                                            --------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.35)       (.62)       (.42)
  From net realized gains on
    investments.........................          --        (.01)         --
                                            --------    --------    --------
Total distributions to shareholders.....        (.35)       (.63)       (.42)
                                            --------    --------    --------
Net asset value, end of period..........    $   8.98    $   9.14    $  10.05
                                            --------    --------    --------
Total return @..........................        2.07%      (2.86%)      4.77%
Net assets end of period (000s
  omitted)..............................    $ 22,723    $ 22,207    $ 22,422
Ratio of expenses to average daily net
  assets (a)............................        1.10%*      1.10%       1.10%*
Ratio of net investment income to
  average daily net assets (a)..........        7.40%*      6.38%       6.22%*
Portfolio turnover rate.................          33%         79%        136%

                                                        Class B
                                            --------------------------------
                                                  Year Ended July 31,
                                            --------------------------------
         STRATEGIC INCOME FUND               2000**       1999       1998+
----------------------------------------------------------------------------
Net asset value, beginning of period....    $   9.14    $  10.05    $  10.00
                                            --------    --------    --------
Operations:
  Investment income - net...............         .31         .54         .38
  Net realized and unrealized gain
    (loss) on
    investments.........................        (.16)       (.89)        .05
                                            --------    --------    --------
Total from operations...................         .15        (.35)        .43
                                            --------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.31)       (.55)       (.38)
  From net realized gains on
    investments.........................          --        (.01)         --
                                            --------    --------    --------
Total distributions to shareholders.....        (.31)       (.56)       (.38)
                                            --------    --------    --------
Net asset value, end of period..........    $   8.98    $   9.14    $  10.05
                                            --------    --------    --------
Total return @..........................        1.66%      (3.58%)      4.31%
Net assets end of period (000s
  omitted)..............................    $    801    $    815    $    398
Ratio of expenses to average daily net
  assets (a)............................        1.85%*      1.85%       1.85%*
Ratio of net investment income to
  average daily net assets (a)..........        6.64%*      5.63%       5.73%*
Portfolio turnover rate.................          33%         79%        136%

*     Annualized.
**    For the six-month period ended January 31, 2000
+     For the period December 1, 1997 (commencement of operations) to July 31,
      1998.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for the Strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.10% of average daily net assets for Class A and 1.85% for Classes B. For the six-month period ended January 31, 2000, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.30% and 7.20% for Class A, 2.18% and 6.31% for Class B. For the year ended July 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.44% and 6.04% for Class A and 2.19% and 5.29% for Class B. For the period December 1, 1997 to July 31, 1998, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.39% and 5.93% for Class A and 2.14% and 5.44% for Class B, respectively.

FORTIS BOND FUNDS

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS (continued):

                                                        Class C
                                            --------------------------------
                                                  Year Ended July 31,
                                            --------------------------------
         STRATEGIC INCOME FUND               2000**       1999       1998+
----------------------------------------------------------------------------
Net asset value, beginning of period....    $   9.15    $  10.05    $  10.00
                                            --------    --------    --------
Operations:
  Investment income - net...............         .31         .55         .38
  Net realized and unrealized gain
    (loss) on
    investments.........................        (.16)       (.89)        .05
                                            --------    --------    --------
Total from operations...................         .15        (.34)        .43
                                            --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.31)       (.55)       (.38)
  From net realized gains on
    investments.........................          --        (.01)         --
                                            --------    --------    --------
Total distributions to shareholders.....        (.31)       (.56)       (.38)
                                            --------    --------    --------
Net asset value, end of period..........    $   8.99    $   9.15    $  10.05
                                            --------    --------    --------
Total return @..........................        1.67%      (3.49%)      4.35%
Net assets end of period (000s
  omitted)..............................    $    206    $    219    $    194
Ratio of expenses to average daily net
  assets(a).............................        1.85%*      1.85%       1.85%*
Ratio of net investment income to
  average daily net assets(a)...........        6.64%*      5.63%       5.73%*
Portfolio turnover rate.................          33%         79%        136%

                                                        Class H
                                            --------------------------------
                                                  Year Ended July 31,
                                            --------------------------------
         STRATEGIC INCOME FUND               2000**       1999       1998+
----------------------------------------------------------------------------
Net asset value, beginning of period....    $   9.14    $  10.05    $  10.00
                                            --------    --------    --------
Operations:
  Investment income - net...............         .31         .54         .38
  Net realized and unrealized gain
    (loss) on investments...............        (.16)       (.89)        .05
                                            --------    --------    --------
Total from operations...................         .15        (.35)        .43
                                            --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.31)       (.55)       (.38)
  From net realized gains on
    investments.........................          --        (.01)         --
                                            --------    --------    --------
Total distributions to shareholders.....        (.31)       (.56)       (.38)
                                            --------    --------    --------
Net asset value, end of period..........    $   8.98    $   9.14    $  10.05
                                            --------    --------    --------
Total return @..........................        1.67%      (3.58%)      4.35%
Net assets end of period (000s
  omitted)..............................    $    816    $    751    $    355
Ratio of expenses to average daily net
  assets(a).............................        1.85%*      1.85%       1.85%*
Ratio of net investment income to
  average daily net assets(a)...........        6.65%*      5.63%       5.73%*
Portfolio turnover rate.................          33%         79%        136%

*     Annualized.
**    For the six-month period ended January 31, 2000
+     For the period December 1, 1997 (commencement of operations) to July 31,
      1998.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for the Strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.85% of average daily net assets for Classes C and H. For the six-month period, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.18% and 6.31% for Classes C and H. For the year ended July 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.19% and 5.19% for Classes C and H. For the period December 1, 1997 to July 31, 1998, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.14% and 5.44%, for Class C, 2.14% and 5.44% for Class H, respectively.

--------------------------------------------------------------------------------

                                                                          Class A
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
          HIGH YIELD PORTFOLIO               2000**       1999        1998        1997       1996+      1995+++
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   6.67    $   7.41    $   7.83    $   7.56    $   7.61    $   7.90
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .30         .59         .73         .76         .56         .86
  Net realized and unrealized gain
    (loss) on investments...............        (.24)       (.72)       (.40)        .28        (.04)       (.25)
                                            --------    --------    --------    --------    --------    --------
Total from operations...................         .06        (.13)        .33        1.04         .52         .61
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.28)       (.61)       (.75)       (.75)       (.55)       (.86)
  Excess distributions of net realized
    gains...............................          --          --          --        (.02)       (.02)       (.04)
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.28)       (.61)       (.75)       (.77)       (.57)       (.90)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   6.45    $   6.67    $   7.41    $   7.83    $   7.56    $   7.61
                                            --------    --------    --------    --------    --------    --------
Total return @..........................         .94%      (1.76%)      4.31%      14.51%       6.98%       8.07%
Net assets end of period (000s
  omitted)..............................    $ 94,350    $106,921    $113,549    $123,115    $109,401    $113,268
Ratio of expenses to average daily net
  assets................................        1.17%*      1.16%       1.17%       1.19%       1.21%*      1.25%*
Ratio of net investment income to
  average daily net assets..............        9.28%*      8.54%       9.46%       9.84%       9.87%*     10.61%*
Portfolio turnover rate.................          37%         46%        214%        331%        146%        101%

                                                                          Class B
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
          HIGH YIELD PORTFOLIO               2000**       1999        1998        1997       1996+       1995++
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   6.67    $   7.41    $   7.83    $   7.56    $   7.60    $   7.87
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .28         .54         .68         .71         .53         .78
  Net realized and unrealized gain
    (loss) on investments...............        (.24)       (.72)       (.40)        .28        (.04)       (.23)
                                            --------    --------    --------    --------    --------    --------
Total from operations...................         .04        (.18)        .28         .99         .49         .55
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.26)       (.56)       (.70)       (.70)       (.51)       (.78)
  Excess distributions of net realized
    gains...............................          --          --          --        (.02)       (.02)       (.04)
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.26)       (.56)       (.70)       (.72)       (.53)       (.82)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   6.45    $   6.67    $   7.41    $   7.83    $   7.56    $   7.60
                                            --------    --------    --------    --------    --------    --------
Total return @..........................         .56%      (2.44%)      3.67%      13.80%       6.62%       7.25%
Net assets end of period (000s
  omitted)..............................    $ 19,120    $ 22,814    $ 28,935    $ 20,388    $ 12,067    $  7,530
Ratio of expenses to average daily net
  assets................................        1.82%*      1.81%       1.82%       1.83%       1.86%*      1.90%*
Ratio of net investment income to
  average daily net assets..............        8.62%*      7.90%       8.81%       9.24%       9.20%*      9.66%*
Portfolio turnover rate.................          37%         46%        214%        331%        146%        101%

*     Annualized
**    For the six-month period ended January 31, 2000
+     For the nine-month period ended July 31, 1996.
++ For the period from November 14, 1994 (commencement of operations) to October 31, 1995
+++   For the year ended October 31, 1995.
@ These are the fund's total returns during the periods, including reinvestment of all dividends and capital gains distributions without adjustments for sales charge.

FORTIS BOND FUNDS

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS (continued):

                                                                          Class C
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
          HIGH YIELD PORTFOLIO               2000**       1999        1998        1997       1996+       1995++
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   6.66    $   7.40    $   7.82    $   7.55    $   7.59    $   7.87
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .28         .54         .68         .71         .53         .78
  Net realized and unrealized gain
    (loss) on investments...............        (.24)       (.72)       (.40)        .28        (.04)       (.24)
                                            --------    --------    --------    --------    --------    --------
Total from operations...................         .04        (.18)        .28         .99         .49         .54
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.26)       (.56)       (.70)       (.70)       (.51)       (.78)
  Excess distributions of net realized
    gains...............................          --          --          --        (.02)       (.02)       (.04)
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.26)       (.56)       (.70)       (.72)       (.53)       (.82)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   6.44    $   6.66    $   7.40    $   7.82    $   7.55    $   7.59
                                            --------    --------    --------    --------    --------    --------
Total return @..........................         .57%      (2.44%)      3.67%      13.82%       6.63%       7.12%
Net assets end of period (000s
  omitted)..............................    $  5,218    $  6,051    $  8,641    $  7,037    $  3,378    $  2,180
Ratio of expenses to average daily net
  assets................................        1.82%*      1.81%       1.82%       1.83%       1.86%*      1.90%*
Ratio of net investment income to
  average daily net assets..............        8.62%*      7.90%       8.81%       9.26%       9.21%*      9.83%*
Portfolio turnover rate.................          37%         46%        214%        331%        146%        101%

                                                                          Class H
                                            --------------------------------------------------------------------
                                                                    Year Ended July 31,
                                            --------------------------------------------------------------------
          HIGH YIELD PORTFOLIO               2000**       1999        1998        1997       1996+       1995++
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $   6.66    $   7.40    $   7.82    $   7.55    $   7.60    $   7.87
                                            --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............         .29         .54         .68         .71         .52         .78
  Net realized and unrealized gain
    (loss) on investments...............        (.24)       (.72)       (.40)        .28        (.04)       (.23)
                                            --------    --------    --------    --------    --------    --------
Total from operations...................         .05        (.18)        .28         .99         .48         .55
                                            --------    --------    --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..........        (.26)       (.56)       (.70)       (.70)       (.51)       (.78)
  Excess distributions of net realized
    gains...............................          --          --          --        (.02)       (.02)       (.04)
                                            --------    --------    --------    --------    --------    --------
Total distributions to shareholders.....        (.26)       (.56)       (.70)       (.72)       (.53)       (.82)
                                            --------    --------    --------    --------    --------    --------
Net asset value, end of period..........    $   6.45    $   6.66    $   7.40    $   7.82    $   7.55    $   7.60
                                            --------    --------    --------    --------    --------    --------
Total return @..........................         .72%      (2.44%)      3.67%      13.82%       6.48%       7.25%
Net assets end of period (000s
  omitted)..............................    $ 45,571    $ 56,420    $ 72,415    $ 63,789    $ 39,133    $ 23,862
Ratio of expenses to average daily net
  assets................................        1.82%*      1.81%       1.82%       1.83%       1.86%*      1.90%*
Ratio of net investment income to
  average daily net assets..............        8.62%*      7.90%       8.81%       9.23%       9.21%*      9.81%*
Portfolio turnover rate.................          37%         46%        214%        331%        146%        101%

*     Annualized
**    For the six-month period ended January 31, 2000
+     For the nine-month period ended July 31, 1996.
++ For the period from November 14, 1994 (commencement of operations) to October 31, 1995
@ These are the fund's total returns during the periods, including reinvestment of all dividends and capital gains distributions without adjustments for sales charge.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Schenker Shadko       MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                 [LOGO]

                 FORTIS

 Solid partners, flexible solutions-SM-


FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group offers annuities, life insurance and mutual funds through its broker/dealer Fortis Investors, Inc. We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fund management offered through
Fortis Advisers, Inc. since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance Products issued by
Fortis Benefits Insurance Company
& Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP                                 ----------------------
P.O. Box 64284                                               Bulk Rate
St. Paul, MN 55164-0284                                     U.S. Postage
                                                                PAID
Fortis Bond Funds                                         Permit No. 3794
                                                          Minneapolis, MN
                                                       ----------------------






[RECYCLE LOGO]      Printed on recycled paper with
                    40% preconsumer waste and 10%
                    post consumer waste. Please recycle.

The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

98754 -C- Fortis 2/00